                                                                    EXHIBIT 10.1

                      REVOLVING LINE OF CREDIT AGREEMENT

                            Dated as of July 2, 1998

                                     Among

                      INTEREP NATIONAL RADIO SALES, INC.,
                             MCGAVREN GUILD, INC. ,
                                D&R RADIO, INC.,
                             CBS RADIO SALES, INC.,
                          ALLIED RADIO PARTNERS, INC.
                      CABALLERO SPANISH MEDIA L.L.C., and
                            CLEAR CHANNEL RADIO, LLC
                                  as Borrowers

                                      and

                         VARIOUS FINANCIAL INSTITUTIONS
                        NOW OR HEREAFTER PARTIES HERETO,
                                   as Lenders

                                      and

                               BANKBOSTON, N.A.,
                            as Administrative Agent

                                      and

                                  SUMMIT BANK
                             as Documentation Agent


===============================================================================

     This REVOLVING LINE OF CREDIT AGREEMENT (this "Credit Agreement") is dated as of July 2, 1998 among INTEREP NATIONAL RADIO SALES, INC. (the "Company"), MCGAVREN GUILD, INC., D&R RADIO, INC., CBS RADIO SALES, INC., ALLIED RADIO PARTNERS, INC., CABALLERO SPANISH MEDIA L.L.C., and CLEAR CHANNEL RADIO, LLC, (collectively, the "Subsidiary Borrowers", and, together with the Company, the "Borrowers"), BANKBOSTON, N.A., as Administrative Agent, SUMMIT BANK, as Documentation Agent, and the undersigned Lenders and other Lenders that may from time to time be parties hereto.

     WHEREAS, the Borrowers have requested that the Lenders make available credit facilities in the aggregate principal amount of $10,000,000 for the purposes hereinbelow described;

     WHEREAS, the Lenders have agreed, on the terms and conditions set forth in this Credit Agreement, to provide credit facilities to the Borrowers for such purposes.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows.

                                   ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS
                        --------------------------------

     Section 1.01  Certain Defined Terms.  As used herein, the following terms
                   ---------------------
shall have the following meanings.

     "Accumulated Funding Deficiency" shall mean an accumulated funding
      ------------------------------
deficiency as defined in Section 302 of ERISA.

     "Acquisition EBITDA" shall mean, as of any date, the EBITDA generated by a
      ------------------
Representative Firm acquired or to be acquired by one or more of the Borrowers for the following number of Quarters:

          (i) if measured during the Quarter such Representative Firm is acquired or to be acquired, Acquisition EBITDA shall mean the EBITDA of such Representative Firm for the four Quarters immediately preceding the date of such acquisition; or

         (ii) if measured during the first Quarter following the date such Representative Firm is acquired, Acquisition EBITDA shall mean the

     EBITDA of such Representative Firm for the three Quarters immediately preceding the date of such acquisition; or

       (iii) if measured during the second Quarter following the date such Representative Firm is acquired, Acquisition EBITDA shall mean the EBITDA of such Representative Firm for the two Quarters immediately preceding the date of such acquisition; or

        (iv) if measured during the third Quarter following the date such Representative Firm is acquired, Acquisition EBITDA shall mean the EBITDA of such Representative Firm for the Quarter immediately preceding the date of such acquisition; or

         (v) if measured during the fourth or subsequent Quarter following the date such Representative Firm is acquired, Acquisition EBITDA shall not include any EBITDA of such Representative Firm for any Quarter preceding the date of such acquisition.

Acquisition EBITDA shall be determined from the latest audited financial statements of the Representative Firm to be acquired. The Lenders may, in their sole discretion, permit adjustments to such Acquisition EBITDA which may involve, among others things, an analysis of the amounts paid to former owners or principals with respect to wages or benefits, or Pension Plan expenses.

     "Additional Costs" shall have the meaning given to such term in Section
      ----------------
5.01 hereof.

     "Affiliate" shall mean, as to any Person, any other Person which directly
      ---------
or indirectly controls, or is under common control with, or is controlled by, such Person. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise); provided,
                                                                     --------
however, that any Person which owns directly or indirectly 10% or more of the
-------
securities having ordinary voting power for the election of directors or other governing body of a corporation or 10% or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person.

     "Agent" shall mean BankBoston, N.A., in its capacity as administrative
      -----
agent for the Lenders hereunder, and its successors in such capacity.

     "Agents" shall mean, collectively, the Agent and the Documentation Agent.
      ------

     "Aggregate Commitment" shall mean, as to each Lender, the aggregate amount
      --------------------
set forth opposite its name on the signature pages hereto under the heading "Revolving Credit Commitment" (as the same may be reduced or otherwise adjusted from time to time as provided in this Credit Agreement).

     "Annual Compliance Certificates" shall mean the certificates delivered to
      ------------------------------
the Lenders pursuant to Section 8.01(b) hereof.

     "Assignment and Acceptance" shall have the meaning given to such term in
      -------------------------
Section 11.06(d) hereof.

     "Base Rate" shall mean, for any period, a fluctuating interest rate per
      ---------
annum as shall be in effect from time to time, which rate per annum shall at all times be equal to the rate of interest announced by BankBoston, N.A., from time to time, as its reference rate for the determination of interest rates on loans of varying maturities in Dollars to United States residents of varying degrees of creditworthiness and being quoted at such time by BankBoston, N.A., as its "base rate," which rate is not necessarily the lowest rate of interest charged by BankBoston, N.A.

     "Base Rate Loans" shall mean Loans which accrue interest on the basis of
      ---------------
the Base Rate.

     "Base Rate Loan Interest Margin" shall have the meaning given to such term
      ------------------------------
in Section 2.04(b) hereof.

     "Borrowers" shall have the meaning given to such term in the preamble to
      ---------
this Credit Agreement.

     "Business Day" shall mean any day other than a day on which commercial
      ------------
banks in Boston, Massachusetts or New York City are authorized or required to close.

     "Capital Expenditures" shall mean, for any period, amounts paid or
      --------------------
Indebtedness incurred by the Borrowers in connection with the purchase or lease of capital assets that would be required to be capitalized and shown on the consolidated balance sheet of the Borrowers in accordance with GAAP.

     "Capital Lease Obligations" shall mean, for any period, the amount of the
      -------------------------
liability reflecting the aggregate discounted amount of future payments under all leases which are or should be capitalized on the balance sheet of the lessee calculated in accordance with GAAP pursuant to Statement of Financial Accounting Standards No. 13 of the Financial Accounting Standards Board.

     "Capital Maintenance Costs" shall mean, for any period, with respect to the
      -------------------------
Loans of each Lender, any costs which such Lender determines are attributable to the maintenance by such Lender or any holding company of such Lender, pursuant to any law or regulation or any interpretation, directive or request (whether or not having the force of law) of any court or governmental or monetary authority, whether in effect on the Closing Date or thereafter, of capital in respect of its maintaining Loans hereunder or its commitment to make Loans hereunder (e.g., any additional capital maintenance requirements imposed by the Board of Governors of the Federal Reserve System with respect to the Loans pursuant to Regulation D).

     "Closing Date" shall mean the date of this Credit Agreement.
      ------------
     "Code" shall mean the Internal Revenue Code of 1986, as amended.
      ----
     "Collateral" shall mean the collateral subject to the Security Documents.
      ----------

     "Commitment. Percentage" shall mean, as to each Lender at any time, the
      ----------------------
percentage obtained by dividing such Lender's Revolving Credit Commitment by the Total Revolving Credit Commitment.

     "Commitment Termination Date" shall mean the Quarterly Date falling on or
      ---------------------------
nearest to July 1, 2004.

     "Company" shall have the meaning given to such term in the preamble to this
      -------
Credit Agreement.

     "Contracts" shall mean all binding contracts or agreements between any of
      ---------
the Borrowers and any radio, television or cable systems or network utilizes of such forms of media which grant any Borrower the right to act as agent in securing national advertising for such entity. Each such Contract shall conform, in form and substance, with the then prevailing industry practice.

     "Contract Buyout Disbursements" shall mean, for any period, the aggregate
      -----------------------------
cash payments made by any Borrower to other Persons in connection with the termination, sale, transfer, assignment or other disposition of a Contract by any such other Person to any Borrower, plus any cash payments made by any Borrower in connection with any long term Investments related to the business of the Borrowers as permitted by Section 8.15 hereof.

     "Contract Buyout Expense" shall mean, for any period, the accrued amount of
      -----------------------
any expenses incurred by any Borrower in connection with the termination, sale, transfer, assignment or other disposition of a Contract by other Persons to any Borrower.

     "Contract Buyout Receipts" shall mean, for any period, the aggregate cash
      ------------------------
payments received by any Borrower from other Persons in connection with the termination, sale, transfer, assignment or other disposition of a Contract by such Borrower to any such other Person.

     "Contract EBITDA" shall mean, for any Contract, the product of (i) the
      ---------------
greater of (A) the total revenue from such Contract for the most recently completed twelve-month period, or (B) the total revenue to be received from such Contract for the next twelve-month period, as determined by the Borrowers on a reasonable basis, multiplied by (ii) the EBITDA margin of the Borrowers for the
                  ---------- --
most recently completed period of four consecutive Quarters. The Borrowers may submit a schedule of pro forma expenses for such Contract and request adjustments to the EBITDA margin which the Lenders, in their reasonable discretion, may approve.

     "Contract Value" shall mean, with respect to a Contract, the dollar amount
      --------------
produced by multiplying (i) the Average Monthly Commissions, times (ii) the number of months remaining under the applicable Contract plus two (2). The term "Average Monthly Commissions" shall mean the amount produced by dividing (i) the amount produced by multiplying (x) the commission rate stated in the applicable Contract, times (y) the annual billings which the Borrowers estimate in good faith (supported by such detail as the Lenders may reasonably require) will be generated pursuant to such Contract during the next twelve month period, or, if less than twelve months remain before the expiration of such Contract, the estimated billings to be generated during the remaining life of the Contract, by
(ii) the lesser of (x) 12 and (y) the number of months remaining before the expiration of the Contract.

     "Contract Value Report" shall mean a report in substantially the form of
      ---------------------
Exhibit B hereto listing Contract Values on a station by station basis, as of
------- -
the close of business on the last Business Day of the immediately preceding Quarter of the Borrowers.

     "Credit Agreement" shall have the meaning given to such term in the
      ----------------
preamble hereof.

     "Credit Documents" shall mean each of this Credit Agreement, the Notes, and
      ----------------
the Security Documents, and all other agreements or documents delivered by the Borrowers to the Lenders in connection with the transactions contemplated by this Credit Agreement.

     "Default" shall mean an event or condition which, with notice and/or the
      -------
passage of time or both, would become an Event of Default hereunder.

     "Deferred Compensation Plan" shall mean the Company's Compensation Deferral
      --------------------------
Plan as in effect from time to time.

     "Documentation Agent" shall mean Summit Bank, in its capacity as
      -------------------
documentation agent for the Lenders, and its successors in such capacity.

     "Dollars" shall mean lawful money of the United States of America.
      -------

     "EBITDA" shall mean, for any period, the Borrowers' operating income for
      ------
such period determined on a consolidated basis plus the sum of (i) all non-cash
                                               ----
charges (including, without limitation, depreciation and amortization) of the Borrowers for such period, to the extent deducted in determining such operating income, and (ii) Acquisition EBITDA for such period, if any, minus all non-cash
                                                             -----
revenues of the Borrowers for such period, to the extent included in determining such operating income. For purposes of calculating EBITDA for any period, (A) there shall be included in EBITDA the Contract EBITDA for any Material Contract entered into by the Borrowers during such period multiplied by a fraction, the
                                                 ---------- --
numerator of which shall be the number of days from the first day of such period through the date of such Material Contract, and the denominator of which shall be 365, and (B) there shall be excluded from EBITDA the Contract EBITDA for any Material Contract of the Borrowers cancelled or otherwise terminated during such period multiplied by a fraction, the numerator of which shall be the number of
       ---------- --
days from the first day of such period through the date of such cancellation or termination, and the denominator of which shall be 365.

     For the purposes of determining compliance with the Sections in Article VIII D hereof for the fiscal Quarters ending on or before December 31, 1998, certain expenses associated with the Florida Relocation and Expense Reduction Program, identified and reasonably acceptable to the Lenders, and in amounts not to exceed the following amounts for the following periods, will be excluded from the definition of EBITDA by adding such amounts in the calculation of EBITDA for the periods set forth in the table (the "Adjustment Table") as follows:

                                                   Aggregate Annualized
     Quarter or Fiscal Year Ending                 Adjustment to EBITDA
     -----------------------------                 --------------------
          September 30, 1998                             $825,000
          December 31, 1998                              $500,000

     "Effective Date" shall have the meaning given to such term in Section 11.10
      ---------------
hereof.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as
      -----
amended.

     "ESOP" shall mean the Company's Employee Stock Ownership Plan as in effect
      ----
from time to time.

     "Eurodollar Breakage Costs" shall mean, for any Lender, an amount equal to
      -------------------------
the excess, if any, of (i) the amount of interest which would have accrued on the principal amount paid, prepaid or converted or not borrowed for the period from the date of such payment, prepayment or conversion or failure to borrow to the last day of the Interest Period for such Loan (or, in the case of a failure to borrow, the Interest Period for such Loan which would have commenced on the date of such failure to borrow) had such principal amount borne interest on the basis of the Eurodollar Rate applicable to such Loan in accordance with Section 2.04(a)(ii) hereof over (ii) the interest component of the amount such Lender would be required to bid in the London interbank market for Dollar deposits of leading banks in amounts comparable to such principal amount and with maturities comparable to such period (as reasonably determined by such Lender).

     "Eurodollar Business Day" shall mean any Business Day on which dealings in
      -----------------------
Dollars are carried on in the London interbank market.

     "Eurodollar Loan" shall mean any Loan which accrues interest on the basis
      ---------------
of the Eurodollar Rate.

     "Eurodollar Loan Interest Margin" shall have the meaning given to such term
      -------------------------------
in Section 2.04(b) hereof.

     "Eurodollar Rate" shall mean, for any Interest Period for all Eurodollar
      ---------------
Loans to which such Interest Period relates, the rate per annum obtained by dividing (x) the "London Interbank Offered Rate" for Dollar deposits, as quoted by the Agent to prime banks in the London interbank market at approximately 11:00 a.m. (London time) two Eurodollar Business Days prior to the first day of such Interest Period, in accordance with the usual practice in such market, for delivery on the first day of such Interest Period and for the number of days comprised therein, in amounts comparable to the aggregate principal amount of such Eurodollar Loans, by (y) a percentage equal to 100% minus the Eurodollar Reserve Percentage. Such rate of interest shall be rounded, if necessary, upwards to the next higher 1/16 of 1% (if such rate is not an integral multiple of 1/16 of 1%). Each determination by the Agent of any Eurodollar Rate shall, in the absence of manifest error, be conclusive.

     "Eurodollar Reserve Percentage" shall mean, for any Interest Period for all
      -----------------------------
Eurodollar Rate Loans to which such Interest Period relates, a percentage equal to the daily average during such Interest Period of the maximum percentages in effect on each day of such Interest Period, as prescribed by the Board of Governors of the Federal Reserve System, for determining the maximum reserve requirements applicable to "Eurocurrency Liabilities" pursuant to Regulation D or any other applicable regulation of the Board of Governors of the Federal Reserve System that prescribes reserve requirements applicable to "Eurocurrency Liabilities" as currently defined in Regulation D.

     "Event of Default" shall mean any of the events described in Article IX
      ----------------
hereof

     "Exchange Offer" shall mean the offer to exchange the 1998 Subordinated
      --------------
Notes for a new issue of notes of the Company that are registered under the Securities Act of 1933, as amended, as contemplated by the Offering Memorandum.

     "Federal Funds Rate" shall mean, for any period, a fluctuating interest
      ------------------
rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers on such day, as published for such day (or if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York in the statistical release designated as the Composite 3:30 p.m. Quotations for U.S. Government Securities, or any successor publication (including any such successor publication, the "Composite 3:30 p.m. Quotations"), under the caption "Federal Funds Effective Rate". If such rate is not published in the Composite 3:30 p.m. Quotations for any Business Day, the rate for such Business Day will be the arithmetic mean of the rates for the last transaction in overnight federal funds arranged prior to 9:00 a.m. (Boston, Massachusetts time) on such Business Day by each of three leading brokers of federal funds transactions in New York City selected by the Agent.

     "Fixed Charge Coverage" shall mean, for any period (based upon the most
      ---------------------
recent financial statements required to be delivered pursuant to Section 8.01 hereof), the ratio of (i) EBITDA for the immediately preceding four Quarter period for which financial statements are required to be delivered as aforesaid, to (ii) the sum of (u) Total Debt Service for such immediately preceding four Quarter period, (v) income taxes paid during such immediately preceding four Quarter period, (w) Capital Expenditures made during such immediately preceding four Quarter period, and (x) Net Contract Buyout Disbursements for the immediately preceding twelve months.

     "Florida Relocation and Expense Reduction Program" shall mean the
      ------------------------------------------------
identified one-time expenses incurred by the Borrowers to relocate certain personnel and assets to Florida and identified severance expenses related to severance packages for certain employees, all as set forth on Exhibit P attached hereto and as reflected in the Adjustment Table set forth in the definition of EBITDA above.

     "GAAP" shall mean generally accepted accounting principles as defined by
      ----
controlling pronouncements of the Financial Accounting Standards Board, as from time to time supplemented and amended.

     "Governmental Authority" shall mean any federal, state, local, foreign or
      ----------------------
other governmental or administrative (including self-regulatory) body, instrumentality, department or agency or any court, tribunal, administrative hearing body, arbitration panel, commission or other similar dispute resolving panel or body, including, without limitation, those governing the regulation and protection of the environment.

     "Guild" shall mean Ralph C. Guild.
      -----

     "Hedging Breakage Costs" shall mean, with respect to any prepayment made by
      ----------------------
the Borrowers pursuant to Section 3.01 in respect of Loans which are the subject of an Interest Rate Hedging Agreement, any costs or expenses incurred as a result of such prepayment by the bank or banks which are party to such Interest Rate Hedging Agreement, including, without limitation, (i) any contractual costs, damages or penalties required to be paid pursuant to the express terms of such Interest Rate Hedging Agreement, (ii) any Capital Maintenance Costs, and
(z) any reduction in the income to be earned by such bank or banks pursuant to such Interest Rate Hedging Agreement.

     "Indebtedness" shall mean all obligations, contingent and otherwise, which
      ------------
in accordance with GAAP should be classified upon the obligor's balance sheet as liabilities, including but not limited to, Settlement Obligations, liabilities secured by any mortgage, pledge, security interest, lien, charge, or other encumbrance existing on property owned or acquired subject thereto, whether or not the liability secured thereby shall have been assumed, and all guarantees, endorsements and other contingent obligations whether direct or indirect with respect to Indebtedness of others and the obligations to reimburse the issuer of any letters of credit, but excluding solely for the purpose of determining Total Debt Service and Total Funded Debt: indebtedness representing trade payable, liabilities which accrue but are not currently payable, indebtedness giving rise to Contract Buyout Expense, liabilities for deferred compensation owing to employees, obligations owing to terminated employees, and indebtedness owing to the Company or any Subsidiary from the Company or any Subsidiary.

     "Interest Margin" shall have mean the Base Rate Loan Interest Margin or the
      ---------------
Eurodollar Loan Interest Margin, whichever shall be applicable pursuant to
Section 2.04(b) hereof.

     "Interest Period" shall mean: (i) with respect to a Eurodollar Loan, the
      ---------------
period commencing on the date such Eurodollar Loan is made, if applicable, or on the date such Eurodollar Loan is converted from a Base Rate Loan, or, in the case of a continuation, on the last day of the immediately preceding Interest Period applicable to such Eurodollar Loan, and ending on the date which is one, two, three or six months thereafter, as the Borrowers may select as provided in
Section 2.02 or Section 2.03 hereof, or (ii) with respect to a Base Rate Loan, the period commencing on the date such Base Rate Loan is made and ending on the next Quarterly Date thereafter. Notwithstanding the foregoing: (i) no Interest Period with respect to any Loan may end after the Commitment Termination Date;
(ii) each Interest Period for a Eurodollar Loan which would otherwise end on a day which is not a Eurodollar Business Day shall end on the next succeeding Eurodollar Business Day unless such next succeeding Eurodollar Business Day falls in the next succeeding calendar month, in which case such Interest Period shall end on the next preceding Eurodollar Business Day; and (iii) any Interest Period for a Eurodollar Loan that begins on the last Eurodollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month in which such Interest Period ends) shall, subject to the foregoing clauses (i) through (ii) above, end on the last Eurodollar Business Day of the calendar month in which such Interest Period ends.

     "Interest Rate Hedging Agreement" shall mean an interest rate swap, cap or
      -------------------------------
collar agreement or similar arrangement among the Borrowers and one or more banks satisfactory to the Lenders providing for protection against fluctuations in interest rates or the exchange of nominal interest obligations among the Borrowers and such banks, either generally or under specific contingencies, as said agreement or arrangement shall be modified and supplemented and in effect from time to time.

     "Investments" shall have the meaning given to such term in Section 8.15
      -----------
hereof.

     "Lenders" shall mean BankBoston, N.A. and Summit Bank, in their capacity as
      -------
Lenders hereunder, and any other person which may become a Lender pursuant to
Section 11.06 hereof

     "Letter of Credit" shall mean a letter of credit issued by the Letter of
      ----------------
Credit Lender for the account of the Borrowers, or any of them, in accordance with Section 2.01 hereof.

     "Letter of Credit Exposure" shall mean, as of any date, the aggregate
      -------------------------
maximum amount available for drawing under all outstanding Letters of Credit without regard to whether conditions to drawing can then be satisfied.

     "Letter of Credit Lender" shall mean BankBoston, N.A., in its capacity as
      -----------------------
the issuer of a Letter of Credit.
     "Liens" shall have the meaning given to such term in Section 8.12 hereof
      -----

     "Loans" shall mean Revolving Credit Loans.
      -----

     "Majority Lenders" shall mean one or more Lenders whose Aggregate
      -----------------
Commitments, when added together, total at least 51% of the amount of the Total Revolving Credit Commitment.

     "Margin Stock" shall mean "margin stock" as defined in Regulations G and U.
      ------------

     "Material Adverse Effect" shall mean, with respect to any Person, a
      -----------------------
material adverse effect upon the business, assets, financial condition or results of operations of such Person.

     "Material Contract" shall mean any Contract the Contract EBITDA for which
      -----------------
would have been equal to five percent (5%) or more of the EBITDA of the Borrowers for the period of four consecutive Quarters ended most recently prior to the date of determination.

     "Membership Interest Pledge Agreements" shall mean the Membership Interest
      -------------------------------------
Pledge Agreements among the Securing Parties and the Agent substantially in the form of Exhibit C hereto, as amended and in effect from time to time.
        ------- -

     "1940 Act" shall mean the Investment Company Act of 1940, as amended.
      --------

     "1998 Subordinated Note Documents" shall mean the 1998 Subordinated Note
      --------------------------------
Indenture, the 1998 Subordinated Notes and each of the documents, instruments and other agreements evidencing, governing or guaranteeing the obligations of the Company under the 1998 Subordinated Notes, as in effect on the Closing Date and as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof and hereof.

     "1998 Subordinated Note Indenture" shall mean the Indenture to be executed
      --------------------------------
by and among the Company, the other Borrowers and Summit Bank, as trustee, providing for the issuance of the 1998 Subordinated Notes.

     "1998 Subordinated Notes" shall mean the 10% Senior Subordinated Notes due
      -----------------------
2008 of the Company issued in accordance with the terms contained in the Offering Memorandum in an aggregate principal amount outstanding on the Closing Date not to exceed $100,000,000. The 1998 Subordinated Notes shall include the notes issued pursuant to the Exchange Offer.

     "Net Contract Buyout Disbursements" shall mean, for any period, the excess,
      ---------------------------------
if any, of Contract Buyout Disbursements over Contract Buyout Receipts.

     "Net Contract Buyout Receipts" shall mean, for any period, the excess, if
      ----------------------------
any, of Contract Buyout Receipts over Contract Buyout Disbursements.

     "New Subsidiary" shall mean any Person which becomes a Subsidiary of the
      --------------
Borrowers after the Closing Date.

     "Notice of Borrowing" shall have the meaning given to such term in Section
      -------------------
2.02(a) hereof.

     "Notes" shall mean the Revolving Credit Notes.
      -----

     "Obligations" shall mean, collectively, the obligations of the Borrowers
      -----------
hereunder in respect of principal of and interest on the Loans, together with all obligations in respect of or relating to any Letter of Credit issued hereunder, and all obligations in respect of fees and other amounts payable by the Borrowers hereunder.

     "Offering Memorandum" shall mean the offering memorandum dated as of June
      -------------------
29, 1998, disclosing the terms and conditions of the 1998 Subordinated Notes.

     "Participant" shall have the meaning given to such term in Section 11.06(c)
      -----------
hereof.

     "Participation Agreement" shall have the meaning given to such term in
      -----------------------
Section 11.06(c) hereof.

     "PBGC" shall mean the Pension Benefit Guaranty Corporation or any entity
      ----
succeeding to any or all of its functions under ERISA.

     "Pension Plan" shall mean the Company's KPMG Peat Marwick LLP Regional
      ------------
Prototype Retirement Savings Plan as adopted by the Company with its Adoption Agreement #005, dated December 22, 1994, as in effect from time to time or any successor Plan thereto having the same basic characteristics.

     "Permitted Acquisition" shall have the meaning given to such term in
      ---------------------
Section 8.14(b) hereof.

     "Permitted Investments" shall mean: (i) shares of a money market fund
      ---------------------
which: (a) is a registered investment company under the 1940 Act; and (b) complies with Rule 270.2a7 of the 1940 Act (the "Rule") and either (A) is rated in one of the two highest rating categories by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or (B) (1) has assets of at least $200,000,000 at all times upon and after the date of acquisition of such shares, and (2) will limit its portfolio investments to instruments that are, at the time of acquisition, "First Tier Securities" or "Government Securities" as such terms are defined in the Rule; (ii) investments in certificates of deposit or Eurodollar time deposits of the Lenders or other banks organized under the laws of the United States or any State thereof having a combined capital and surplus of at least $100,000,000; (iii) investments in commercial paper given a rating of at least "A" or its equivalent by Moody's Investors Service, Inc. or Standard and Poor's Corporation or similarly rated by any successor to either of such rating services and which has a maturity of 180 days or less; (iv) Interest Rate Hedging Agreements; and (v) obligations of the United States of America or any agency thereof which are backed by the full faith and credit of the United States of America and which mature not more than one year from the date of acquisition thereof.

     "Permitted Liens" shall mean, with respect to any Person, (i) pledges or
      ---------------
deposits by such Person under worker's compensation laws, unemployment insurance laws or similar legislation, or good faith deposits in connection with bids, tenders, contracts (other than for the payment of Indebtedness) or leases to which such Person is a party, or deposits to secure public or statutory obligations of such Person or deposits of cash or U.S. Government bonds to secure surety or appeal bonds to which such Person is a party, or deposits as security for contested taxes or import duties or for the payment of rent; (ii) liens imposed by law, such as carriers', warehousemen's and mechanics' liens or other liens arising out of judgments or awards against such Person with respect to which such Person shall then be prosecuting in good faith an appeal or other proceedings for review (and as to which all foreclosures and other enforcement proceedings shall have been fully bonded or otherwise effectively stayed) or to the extent that payment of the obligations secured thereby shall not at the time be required to be made in accordance with the provisions of applicable law, rule, regulation or agreement, as the case may be; (iii) liens for property taxes not yet subject to penalties for non-payment which are being contested in good faith and by appropriate proceedings (and as to which all foreclosures and other enforcement proceedings shall have been fully bonded or otherwise effectively stayed); (iv) liens in favor of issuers of performance bonds issued pursuant to the request of and for the account of such Person in the ordinary course of its business (but only if junior to the liens created by the Security
Documents); and (v) minor survey exceptions, minor encumbrances, easements or reservations of, or rights of others for rights of way, sewers, electric lines, telegraph and telephone lines and other similar purposes, or zoning or other restrictions as to the use of real properties or liens incidental to the conduct of the business of such Person or to the ownership of its properties (including landlord's liens), which were not incurred in connection with Indebtedness or other extensions of credit and which do not in the aggregate constitute a Material Adverse Effect with respect to such Person.

     "Permitted Payments" shall mean (i) contributions made to the ESOP to the
      ------------------
extent permitted by the terms of the ESOP, (ii) all payments required to be made by the terms of the ESOP, the Stock Growth Plan, the Pension Plan or the Deferred Compensation Plan on account of the repurchase of any stock of the Borrowers from employees who have terminated or have been terminated from their employment with the Borrowers, (iii) all payments required by the terms of any other employment agreement or applicable law or contemplated by Article VIII of the by-laws of the Company on account of the repurchase of any stock of the Borrowers from employees who have terminated or have been terminated from their employment with the Borrowers, (iv) Restricted Payments made on the Closing Date with the proceeds of the issuance of the 1998 Subordinated Notes and described in the Offering Memorandum, (v) payments of interest on the 1998 Subordinated Notes, provided that such payments are not prohibited by the subordination provisions contained in the 1998 Subordinated Note Indenture, (vi) Restricted Payments consisting of the exchange of notes pursuant to the Exchange Offer,
(vii) the redemption by the Company of 1998 Subordinated Notes with the net cash proceeds of an offering of common stock of the Company, provided that such
                                                        --------
redemption is made in accordance with the terms of Article 3 of the 1998 Subordinated Note Indenture, as in effect on the date of this Agreement and
(viii) the redemption by the Company of the 1998 Subordinated Notes with Excess Proceeds (as defined in the 1998 Subordinated Note Indenture), provided that
                                                               --------
such redemption is made in accordance with, and only as required by, Section
4.10 of the 1998 Subordinated Note Indenture, as in effect on the date of this Agreement, and provided, further that no Default or Event of Default shall have
               --------  -------
occurred and shall be continuing at the time of such redemption and, after giving pro forma effect to any such redemption, no Default or Event of Default shall occur and be continuing, including without limitation, any such Default or Event of Default arising as the result of a violation of the terms of Article VIII D hereof.

     "Permitted Seller Note Indebtedness" Permitted Seller Note Indebtedness
      ----------------------------------
shall mean unsecured Indebtedness, in an aggregate principal amount not to exceed $5,000,000 at any one time outstanding, arising under or related to acquisitions of Representative Firms, provided that (i) after giving effect to such Permitted Seller Note Indebtedness, no Default or Event of Default shall have occurred and shall be continuing (including, without limitation, any violation of any Section in Articles 8(C) or 8(D) hereof), and (ii) any such Permitted Seller Note Indebtedness should be expressly subordinated to the Obligations pursuant to subordination documentation acceptable to the Majority Lenders in their sole discretion.

     "Permitted Subordinated Debt" shall mean the issuance of any subordinated
      ---------------------------
Indebtedness for borrowed money by any Borrower after the Closing Date,

provided, however that (i) all such Permitted Subordinated Debt shall be
--------
unsecured, (ii) the provisions of all such Permitted Subordinated Debt shall have been approved in writing by the Majority Lenders, (iii) the maturity date of any such Permitted Subordinated Debt is not less than two years after the Commitment Termination Date, and (iv) after giving effect to any such Permitted Subordinated Debt, no Default or Event of Default shall have occurred and shall be continuing (including, without limitation, any violation of any Section in Articles VIII C or VIII D hereof).

     "Person" shall mean an individual, a corporation, a partnership, a limited
      ------
liability company, a joint venture or adventure, a trust or estate or unincorporated organization, a joint stock company or other similar organization, a governmental or political subdivision thereof, or any other legal entity.

     "Plan" shall mean an employee pension benefit plan which is covered by
      ----
Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code, and is either (i) maintained by any of the Borrowers or (ii) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which any of the Borrowers is then making or accruing an obligation to make contributions or has within the preceding six Plan years made contributions.

     "Post-Default Rate" shall mean a rate per annum equal to 2% above the
      -----------------
highest interest rate per annum otherwise applicable to any Loan pursuant to
Section 2.04 hereof.

     "Prior Loan Documents" shall mean that certain Amended and Restated
      --------------------
Revolving Line of Credit Agreement, dated as of September 19, 1997, entered into among Interep National Radio Sales, Inc., McGavren Guild, Inc., D&R Radio, Inc., Group W Radio Sales, Inc., Allied Radio Partners, Inc., McGavren Guild Radio Sales, Inc., Caballero Spanish Media L.L.C., Clear Channel Radio, LLC, and Infinity Radio Sales LLC, as borrowers, the financial institutions parties thereto, as lenders, Fleet National Bank, as administrative agent, and Summit Bank and BankBoston, N.A., as co-documentation agents, and all notes instruments, documents and agreements executed in connection therewith.

     "Prohibited Transaction" shall mean a transaction that is prohibited under
      ----------------------
Section 4975 of the Code or Section 406 of ERISA and not exempt under Section 4975 of the Code or Section 408 of ERISA.

     "Quarter" shall mean each period of three consecutive months ending on the
      -------
last day of each March, June, September and December.

     "Quarterly Compliance Certificates" shall mean the certificates delivered
      ---------------------------------
to the Lenders pursuant to Section 8.01(a) hereof.

     "Quarterly Date" shall mean the last day of each March, June, September and
      --------------
December, the first of which shall be on September 30, 1998, or, if any such day is not a Business Day, the next succeeding Business Day.

     "Regulation D" shall mean Regulation D of the Board of Governors of the
      ------------
Federal Reserve System as the same may be amended or supplemented from time to time.

     "Regulation G" shall mean Regulation G of the Board of Governors of the
      ------------
Federal Reserve System as the same may be amended or supplemented from time to time.

     "Regulation T" shall mean Regulation T of the Board of Governors of the
      ------------
Federal Revenue System as the same may be supplemented from time to time.

     "Regulation U" shall mean Regulation U of the Board of Governors of the
      ------------
Federal Reserve System as the same may be amended or supplemented from time to time.

     "Regulation X" shall mean Regulation X of the Board of Governors of the
      ------------
Federal Reserve System as the same may be amended or supplemented from time to time.

     "Regulatory Change" shall mean, with respect to any Lender, any change, on
      -----------------
or after the Closing Date, in United States Federal, state or foreign laws or regulations (including Regulation D), or the adoption or making on or after such date of any interpretations, directives or requests applying to a class of banks including such Lender, of or under any United States Federal, state or foreign laws or regulations (whether or not having the force of law), by any court or governmental or monetary authority charged with the interpretation or administration thereof.

     "Reimbursement Amount" shall have the meaning given to such term in Section
      --------------------
2.01(f) hereof.

     "Reportable Event" shall mean (i) any of the events set forth in Sections
      ----------------
4043(b) (other than a Reportable Event as to which the provision of 30 days' notice to the PBGC is waived under applicable regulations), 4068(f) or 4063(a) of ERISA or the regulations thereunder, (ii) an event requiring the Borrowers to provide security to a Plan under Section 401(a)(29) of the Code, and (iii) any failure to make payments required by Section 412(m) of the Code if such failure continues for 30 days following the due date for any required payment.

     "Representative Firm" shall mean a broadcast media representation firm
      -------------------
which is engaged in the business of contracting with media systems or network utilizers of media to act as agent in securing national advertising.

     "Reserve Requirement" shall mean, for any Eurodollar Loan, the rate at
      -------------------
which the Lenders are required to maintain reserves under Regulation D against "Eurocurrency Liabilities" (as such term is used in Regulation D), including any marginal, supplemental or emergency reserves. Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves actually required to be maintained by the Lenders by reason of any Regulatory Change applicable to (i) any category of liabilities which includes deposits by reference to which the Eurodollar Rate is to be determined as provided in the definition of Eurodollar Rate in this Section 1.01, or (ii) any category of extensions of credit or other assets which include Eurodollar Loans.

     "Restricted Payments" shall mean (i) direct or indirect distributions,
      -------------------
dividends or other payments by the Borrowers on account of any general or limited partnership or joint venture interest in, or any capital stock of, any of the Borrowers, including, without limitation, sinking fund or other payments on account of the redemption, retirement, purchase or acquisition of any such interests or capital stock (whether made in cash, property or other obligations), other than payment of salaries, bonuses, expense reimbursements paid in the ordinary course of business, advances to employees of the Borrowers made in the ordinary course of the Borrowers' business and not exceeding $500,000 in the aggregate, "payment in kind" distributions on preferred stock or "payment in kind" distributions on shares which have been distributed as "payment in kind" and (ii) direct or indirect payments or distributions on or in respect of the 1998 Subordinated Note Documents, whether on account of principal, interest or other sums, or in respect of the purchase, repurchase, redemption, retirement, acquisition or defeasance of any Indebtedness under the 1998 Subordinated Note Documents.

     "Revolving Credit Commitment" shall mean, as to each Lender, the amount set
      ---------------------------
forth opposite its name on the signature pages hereto under the heading "Revolving Credit Commitments" (as the same may be reduced or otherwise adjusted from time to time as provided in this Credit Agreement).

     "Revolving Credit Loans" shall mean the Loans made pursuant to Section 2.01
      ----------------------
(a) hereof.

     "Revolving Credit Notes" shall mean the promissory notes evidencing the
      ----------------------
Revolving Credit Loans provided for by Section 2.01 (a) hereof.

     "Securing Parties" shall mean the debtors, pledgors and grantors under the
      ----------------
Security Documents.

     "Security Agreement" shall mean the Security Agreement granted by the
      ------------------
Securing Parties to the Agent substantially in the form of Exhibit D attached
                                                           ------- -
hereto, as amended and in effect from time to time.

     "Security Documents" shall mean the Security Agreement, the Stock Pledge
      ------------------
Agreements, the Membership Interest Pledge Agreements, the Trademark Collateral Assignment Agreement and all documents relating thereto.

     "Senior Debt" shall mean Indebtedness of the Borrowers arising under or
      -----------
relating to (i) any of the Credit Documents, (ii) purchase money transactions,
(iii) financing leases and (iv) mortgages.

     "Settlement. Obligations" shall mean the aggregate amount of any
      -----------------------
liabilities or obligations of any of the Borrowers, whether or not contingent, arising out of any judgment, settlement or compromise of any litigation, arbitration, administrative or legal proceeding or investigation, whether pending or threatened.

     "Settlement Expenses" shall mean, for any period, the sum of all payments
      -------------------
made with respect to Settlement Obligations.

     "Shareholder Stock Appraisal Reports" shall mean stock appraisal reports in
      -----------------------------------
the form customarily prepared by the Company in connection with the Stock Growth Plan.

     "Solvency Certificate" shall mean a certificate of the Chief Financial
      --------------------
Officer or Treasurer of each of the Borrowers in substantially the form of

Exhibit E hereto.
------- -

     "Stock Growth Plan" shall mean the Interep Radio Store Stock Growth Plan,
      -----------------
effective as of January 1, 1995, as in effect from time to time.

     "Stock Pledge Agreements" shall mean the Stock Pledge Agreements among the
      -----------------------
Securing Parties and the Agent substantially in the form of Exhibit F hereto, as
                                                            ------- -
amended and in effect from time to time.

     "Subsidiary" shall mean, with respect to any Person, any corporation,
      ----------
limited liability company, partnership, joint venture or adventure, trust or estate with respect to which:

     (a) in the case of a corporation, such Person owns, directly or indirectly, a majority of the outstanding capital stock of such corporation necessary to elect a majority of the Board of Directors (whether or not such Person's voting power may be diluted upon the occurrence of any contingency);

     (b) in the case of a limited liability company, partnership or joint venture, such Person is a general partner, joint venture, or managing member or such Person owns, directly or indirectly, a majority of the partnership, membership or other ownership interests; or

     (c) in the case of a trust or estate, such Person owns, directly or indirectly, the beneficial interest of such trust or estate.

The Subsidiaries of the Company as of the date hereof are set forth on Schedule
                                                                       --------
1.01(i) hereto.
-------

     "Subsidiary Borrowers" shall have the meaning given to such term in the
      --------------------
preamble to this Credit Agreement.

     "Termination Event" shall mean (i) a Reportable Event, (ii) the termination
      -----------------
of a Plan, or the filing of a notice of intent to terminate a Plan, or the treatment of a Plan amendment as a termination under Section 4041 (c) of ERISA,
(iii) the institution of proceedings to terminate a Plan under Section 4042 of ERISA, or (iv) the appointment of a trustee to administer any Plan under Section 4042 of ERISA.

     "Total Debt Service" shall mean, for any period, the Total Interest Expense
      ------------------
for such period plus the amount of any principal payments required to be made pursuant to Section 3.02 hereof for such period, plus any other scheduled payments of principal, interest and expenses or other charges on account of any other Indebtedness of the Borrowers during such period (including, but not limited to, Settlement Expenses and any principal portion paid with respect to Capital Lease Obligations or Permitted Seller Note Indebtedness).

     "Total Funded Debt" shall mean all Indebtedness of the Borrowers for
      -----------------
borrowed money or extensions of credit (other than in connection with operating leases) which bear interest, including, without limitation, the obligations of the Borrowers hereunder in respect of the principal of and interest on the Loans, outstanding Indebtedness pursuant to the Settlement Obligations, any

Permitted Seller Note Indebtedness, and any Permitted Subordinated Debt; provided, however, the amount of Permitted Subordinated Debt to be included the
--------  -------
calculation of Total Funded Debt shall include the face amount of all Permitted Subordinated Debt without any deduction for original issue discount required by GAAP.

     "Total Interest Expense" shall mean, for any period, the sum of the
      ----------------------
aggregate amount of interest accrued in respect of Indebtedness of the Borrowers (including the interest component in respect of Capital Lease Obligations). For purposes hereof, the amount of interest accrued in respect of Indebtedness for any period shall be increased (to the extent not already treated as interest expense) by the excess, if any, of amounts payable by the Borrowers arising under any Interest Rate Hedging Agreements during such period over amounts receivable by the Borrowers thereunder (or reduced by the excess, if any, of such amounts receivable over such amounts payable). Interest on any Capital Lease Obligation shall be deemed to accrue at an interest rate reasonably determined by the Borrowers to be the rate of interest implicit in such Capital Lease Obligation in accordance with GAAP taking into account the provisions of Statement of Financial Accounting Standards No. 13 of the Financial Accounting Standards Board.

     "Total Leverage" shall mean, at any time, the ratio of (i) Total Funded
      --------------
Debt to (ii) EBITDA for the immediately preceding four Quarter period for which the most recent financial statements are required to be delivered pursuant to
Section 8.01 hereof.

     "Total Revolving Credit Commitment" shall mean, at any time, the aggregate
      ---------------------------------
amount of the Revolving Credit Commitments of all the Lenders (as the same may be reduced or otherwise adjusted from time to time as provided in this Credit Agreement).

     "Trademark Collateral Assignment Agreement" shall mean the Trademark
      -----------------------------------------
Collateral Assignment Agreement among the Securing Parties and the Agent substantially in the form of Exhibit G hereto, as amended and in effect from
                             ------- -
time to time.

     "Type" shall mean and describe, with respect to a Revolving Credit Loan,
      ----
whether such Revolving Credit Loan is a Base Rate Loan or a Eurodollar Loan.

     Section 1.02  Accounting Terms.  Unless otherwise specified herein, all
                   ----------------
accounting terms used herein shall be interpreted, all determinations with respect to accounting matters hereunder shall be made, and all financial statements and certificates and reports as to financial matters required to be delivered hereunder shall be prepared, in accordance with GAAP, applied on a basis consistent with the audited financial statements of the Borrowers referred to in Section 7.04 hereof.

     Section 1.03  Fiscal Year.  To enable the ready determination of compliance
                   -----------
by the Borrowers with the various covenants set forth in Article VIII hereof, the Borrowers agree that the fiscal year of each Borrower shall end each December 31, and the first three Quarters in each fiscal year shall end on March 31, June 30 and September 30, respectively.

                                   ARTICLE II

                                   THE LOANS
                                   ---------

     Section 2.01  Amounts and Types of Loans.  Each Lender severally agrees to
                   --------------------------
make Loans to the Borrowers in accordance with the following terms and conditions.

     (a) Revolving Credit Loans.  On or after the Effective Date, each Lender
         ----------------------
shall make one or more Revolving Credit Loans to the Borrowers from time to time on any Business Day prior to the Commitment Termination Date, in an aggregate principal amount not to exceed at any time outstanding such Lender's Revolving Credit Commitment; provided, however, that the sum of (x) the aggregate
                   --------  -------
principal amount of all Loans plus (y) the Letter of Credit Exposure plus (z) the aggregate principal amount of all Reimbursement Amounts shall not at any time exceed the Total Revolving Credit Commitment. The Revolving Credit Loans made by each Lender shall be evidenced by a Revolving Credit Note executed and delivered by the Borrowers and substantially in the form of Exhibit A hereto,
                                                            ------- -
each dated as of the Effective Date and payable to the order of such Lender in a principal amount equal to such Lender's Revolving Credit Commitment as of the Effective Date.

     (b) Types of Loans.  The Loans, at the option of the Borrowers, may be made
         --------------
as, and from time to time continued as, or converted into, Base Rate Loans or Eurodollar Loans or any combination thereof.

     (c) Letters of Credit.  Subject to the terms and conditions hereof, and
         -----------------
provided that no Event of Default has occurred and is continuing, the Letter of Credit Lender shall, upon the request of the Borrowers pursuant to Section 2.01(d) hereof, issue Letters of Credit for the account of the Borrowers prior to the Commitment Termination Date, provided, however, that (i) the aggregate
                                    --------  -------
face amount of all outstanding Letters of Credit shall not at any time exceed $1,000,000, and (ii) each such Letter of Credit shall terminate no later than the Commitment Termination Date. Such Letters of Credit shall only be issued in conformity with the policies and requirements of the Letter of Credit Lender existing at the time of such issuance relating to the issuance of letters of credit generally for customers of the Letter of Credit Lender, including, without limitation, the use of applications, agreements, forms and other documentation customarily utilized by the Letter of Credit Lender when issuing letters of credit.

     (d) Procedure for Issuing Letters of Credit.  The Borrowers may request
         ---------------------------------------
that the Letter of Credit Lender issue a Letter of Credit by written notice to the Agent and the Letter of Credit Lender in accordance with the standard practices for issuance of letters of credit by the Letter of Credit Lender given to the Agent and the Letter of Credit Lender not less than five Business Days prior to the proposed date of issuance of such Letter of Credit.

     (e) Fees and Expenses.  The Borrowers hereby agree to pay to the Letter of
         -----------------
Credit Lender, for its own account, sums equal to any and all customary fees charged by the Letter of Credit Lender in connection with the issuance of letters of credit for customers of the Letter of Credit Lender, together with any expenses which the Letter of Credit Lender may pay or incur relative to the issuance of any Letter of Credit, any amendment, transfer, or negotiation thereof, or any payment by the Letter of Credit Lender of a draw thereunder.

     (f) Reimbursement Obligation.  The Borrowers hereby agree to pay to the
         ------------------------
Letter of Credit Lender, on the date on which the Letter of Credit Lender shall be required to pay any draft presented under any Letter of Credit, a sum (the "Reimbursement Amount") equal to: (i) the amount so paid under such Letter of Credit, plus (ii) interest on any amount remaining unpaid by the Borrowers to the Letter of Credit Lender under clause (i) for the period from and including the date on which such amount becomes payable pursuant to clause (i) until payment in full, payable on demand, at the rate of interest applicable to Base Rate Loans. If the Borrowers shall fail to pay to the Letter of Credit Lender the Reimbursement Amount on the date on which the Letter of Credit Lender shall be required to pay any draft presented under any Letter of Credit, the Letter of Credit Lender may, at its election, consider such failure to be a request for Base Rate Loans in the aggregate principal amount of the unpaid Reimbursement Amount. The Borrowers hereby authorize the Letter of Credit Lender, without further request from the Borrowers, to direct the Agent to cause the Borrowers' liability to the Letter of Credit Lender for reimbursement to be repaid from the proceeds of Base Rate Loans to be made hereunder; provided, however, that in the
                                                  --------  -------
event that the Lenders do not make such Base Rate Loans for any reason, each Lender shall pay to the Agent, acting on behalf of the Letter of Credit Lender, in immediately available funds, not later than 3:00 p.m. (Boston, Massachusetts time) on the date of such payment (or if the Agent shall notify such other Lender of such payment after 1:00 p.m. (Boston, Massachusetts time), not later than 3:00 p.m. (Boston Massachusetts time) on the next succeeding Business Day), an amount equal to its ratable share of such payment based on its Commitment Percentage. Each Lender's obligation to make such payment to the Agent shall be absolute and unconditional under any and all circumstances without regard to any termination or reduction of the total Revolving Credit Commitment, any demand for payment of any Obligations or any failure of any other Lender to make such payment. Promptly upon its receipt of funds from the Lenders, the Agent shall pay such amounts, in immediately available funds, to the Letter of Credit Lender, whereupon each such Lender which pays the Agent as aforesaid shall have a participation in the Letter of Credit equal to its Commitment Percentage.

     Section 2.02  Procedure for Making Revolving Credit Loans.
                   -------------------------------------------

     (a) Revolving Credit Loans shall be made pursuant to a notice (a "Notice of Borrowing") given by the Company, on behalf of the Borrowers, to the Agent not later than 1:00 p.m. (Boston, Massachusetts time) (y) in the case of Base Rate Loans, on the day of the requested Base Rate Loans, or (z) in the case of Eurodollar Loans, at least three Eurodollar Business Days prior to the date of the requested Eurodollar Loans. Each such Notice of Borrowing shall be given to the Agent by telephone, telecopy, telex or cable, in each case confirmed immediately in writing by the Borrowers in substantially the form of Exhibit H
                                                                     ------- -
hereto, specifying therein (i) the requested date of such Loans (which date shall be a Business Day, in the case of Base Rate Loans, and a Eurodollar Business Day, in the case of Eurodollar Loans), (ii) the aggregate principal amount of such Loans (which must be in integral multiples of $100,000), (iii) whether such request is a request for Base Rate Loans or Eurodollar Loans, and
(iv) in the case of Eurodollar Loans, the duration of the requested Interest Period. In the event the Borrowers shall fail to state the Type of Loans, or, if the Borrowers shall select Eurodollar Loans but shall fail to select an Interest Period with respect to such Loans, the Borrowers shall be deemed to have chosen Base Rate Loans. The Borrowers hereby agree that each request for Loans shall constitute a representation and warranty by the Borrowers that no Default or Event of Default has occurred and is continuing under the Credit Documents. The Agent shall notify each of the Lenders of any requested Loans promptly after the Agent receives a Notice of Borrowing requesting such Loans and of such Lender's share thereof based on its Commitment Percentage. The Borrowers agree to indemnify and hold the Agent and the Lenders harmless for any action, including the making of any Loans hereunder, or loss or expense (excluding the Lenders' or the Agent's internal costs and expenses), taken or incurred by the Agent or the Lenders in good faith reliance upon any such request for Revolving Credit Loans.

     (b) Not later than 3:00 p.m. (Boston, Massachusetts time) on the date specified for each borrowing hereunder, each Lender shall make available to the Agent, at its address for notices specified in Section 11.02 hereof, the amount of the Revolving Credit Loan to be made by it on such date in immediately available funds. The amounts so received by the Agent shall, subject to the terms and conditions of this Agreement, be made available to the Borrowers by depositing the same, in immediately available funds, in a designated account of the Borrowers, which account is maintained at the office of the Agent, or by wiring the same, in immediately available funds, to any other account specified by the Borrowers in the Notice of Borrowing.

     (c) Unless the Agent shall have received a notice from a Lender prior to the date of funding any Loan stating that such Lender will not make available to the Agent the amount of the Loan to be made by it on such date, the Agent may assume that such Lender has made such amount available to the Agent on the date of such Loan in accordance with and as provided by this Section 2.02(c), and the Agent may, in reliance upon such assumption, make available on such date a corresponding amount to the Borrowers. If and to the extent such Lender shall not have made available to the Agent the amount of the Loan to be made by it on such date, and the Agent shall have made available such corresponding amount to the Borrower, such Lender agrees to pay the Agent forthwith on demand, and the Borrowers agree to repay to the Agent within thirty (30) days after demand (but only after demand for payment has first been made to such Lender and such Lender has failed to make such payment), an amount equal to such corresponding amount together with interest thereon, for each day from the date the Agent shall have made such amount available to the Borrowers until the date such amount is paid or repaid to the Agent, at the then current Federal Funds Rate, in the case of such Lender, and the higher of (i) the interest rate applicable thereto pursuant to Section 2.04 hereof and (ii) the Federal Funds Rate, in the case of the Borrowers. If such Lender shall pay to the Agent such corresponding amount, such amount so paid shall constitute such Lender's Loan for the purposes of this Credit Agreement. If the Borrowers make a repayment required by the foregoing provisions of this Section 2.02(c) and thereafter such Lender makes the payments to the Agent required by this Section 2.02(c), the Agent will promptly refund the amount of the repayment made by the Borrowers.

     Section 2.03  Conversion and Continuation of Loans.
                   ------------------------------------

     (a) All or any part of the principal amount of a Loan may, on any Business Day, be converted into another Type of Loan; provided, however, that Eurodollar
                                             --------  -------
Loans may be converted into Base Rate Loans only on the last day of the applicable Interest Period; provided, further, that the share of each Lender in
                            --------  -------
the Loans being so converted shall correspond to its Commitment Percentage.

     (b) Base Rate Loans shall continue as Base Rate Loans unless and until such Loans are converted into Eurodollar Loans.

     (c) Each Eurodollar Loan shall continue as a Eurodollar Loan until the end of the then current Interest Period applicable thereto, at which time such

Loans shall be automatically converted into Base Rate Loans unless the Borrowers shall have given the Agent notice in accordance with Section 2.03(e) hereof requesting that such Eurodollar Loans continue as Eurodollar Loans for another Interest Period.

     (d) Notwithstanding anything to the contrary contained in this Section 2.03, upon the occurrence and continuation of a Default or an Event of Default, Loans may not be converted into or continued as Eurodollar Loans, unless the Majority Lenders shall instruct the Agent to notify the Borrowers, and the Agent so notifies the Borrowers in writing, that Loans may be converted into or continued as Eurodollar Loans.

     (e) The Borrowers shall give the Agent notice of each conversion or continuation of Loans not later than 1:00 p.m. (Boston, Massachusetts time) as follows: (y) at least three Eurodollar Business Days prior to the date of any requested conversion of a Base Rate Loan into a Eurodollar Loan, or (z) at least three Eurodollar Business Days prior to the date of any requested continuation of a Eurodollar Loan. Such notice shall be substantially in the form of Exhibit
                                                                         -------
I hereto, and shall be irrevocable and effective only upon receipt by the Agent.
-
Such notice shall specify (i) the aggregate amount and the description of the Loans to be converted or continued, (ii) the requested date of such conversion or continuation, and (iii) the amount and Type of Loans into which such Loans, if any, are to be converted, or the amount of the Loans, if any, which are to be continued and, in the case of continued Eurodollar Loans, or Loans being converted into Eurodollar Loans, the duration of the Interest Period therefor.

     Section 2.04  Interest.
                   --------

     (a) The Borrowers shall pay to each Lender interest on the unpaid principal amount of each Loan made by such Lender, at the following rates per annum:

     (i) if such Loan is a Base Rate Loan, the Base Rate plus the Base Rate Loan Interest Margin for each day that such Loan is outstanding; or

     (ii) if such Loan is a Eurodollar Loan, the Eurodollar Rate for the applicable Interest Period plus the Eurodollar Loan Interest Margin.

Notwithstanding the foregoing, upon the occurrence of an Event of Default hereunder, the Borrowers shall pay to each Lender interest at the Post-Default Rate on the outstanding principal balance of any Loan made by such Lender, and on any other amount payable by the Borrowers hereunder to or for the account of such Lender, until the same is paid in full or, if applicable, until such Event of Default is cured.

     (b) The Base Rate Loan Interest Margin and the Eurodollar Loan Interest Margin shall be adjusted within ten (10) days of the receipt by the Agent of the Borrowers' Quarterly Compliance Certificates delivered pursuant to Section 8.01(a) hereof, and the adjusted Base Rate Loan Interest Margin and the adjusted Eurodollar Loan Interest Margin shall apply to all outstanding balances from the date of such adjustment forward. The Interest Margin shall be based on the computation of Total Leverage calculated from such Quarterly Compliance Certificates as follows:

Total                                  Base Rate Loan           Eurodollar
Leverage                               Interest Margin          Loan
--------                               ---------------          Interest Margin
                                                                ---------------
greater than or equal to               1.875%                   2.875%
4.50:1

greater than or equal to               1.625%                   2.625%
4.00:1; but less than 4.50:1

greater than or equal to               1.375%                   2.375%
3.50:1 but less than 4.00:1

greater than or equal to               1.125%                   2.125%
3.00:1 but less than 3.50:1

greater than or equal to               0.875%                   1.875%
2.00:1 but less than 3.00:1

less than 2.00:1                       0.625%                   1.625%

     (c) Accrued interest on each Loan shall be payable (i) in the case of a Base Rate Loan, on each Quarterly Date and, in the case of a Eurodollar Loan, on the last day of the Interest Period for such Eurodollar Loan and, if such Interest Period is longer than three months, on the day which falls three months after the first day thereof, (ii) when such Loan shall become due and payable (whether at maturity, by reason of prepayment or acceleration or otherwise) and
(iii) on the date of conversion of such Loan to another Type of Loan. After the determination of any interest rate provided for herein or any change thereto, the Agent shall notify the Lenders and the Borrowers thereof

     (d) All computations of interest and fees hereunder shall be made by the Agent (i) in the case of fees and Eurodollar Loans, on the basis of a year of 360 days, and (ii) in the case of Base Rate Loans, on the basis of a year of 365 or 366 days, as the case may be, in each case for the actual number of days elapsed (including the first day but excluding the last day). No interest payment or interest rate charged hereunder shall exceed the maximum rate authorized from time to time by applicable law.

     Section 2.05  Fees.
                   ----

     (a) The Borrowers shall pay to each Lender a commitment fee on the daily average unutilized amount of such Lender's Revolving Credit Commitment for the period from and including the Effective Date to, but not including, the earlier of (i) the date such Lender's Revolving Credit Commitment is terminated or (ii) the Commitment Termination Date, at a rate per annum (based on a year of 360 days) equal to .50%, if Total Leverage (calculated from the most recent Quarterly Compliance Certificate) is greater than or equal to 3.00:1, and .375% if such Total Leverage is less than 3.00:1, of the unused portion of such Lender's Revolving Credit Commitment. For purposes of calculating such commitment fee, the Revolving Credit Commitment of each Lender shall be deemed to be utilized in an amount equal to the aggregate outstanding principal amount of such Lender's Revolving Credit Loans. Accrued commitment fees under this
Section 2.05(a) shall be payable in arrears on each Quarterly Date.

     (b) The Borrowers shall pay to the Agent, for the account of the Lenders, a Facility Fee in accordance with the terms of the commitment letters executed and delivered by the Lenders in respect of the transactions contemplated hereby.

     (c) The Borrowers shall pay to the Agent an Agent's fee in accordance with
Section 10.09 hereof.

     Section 2.06  Reductions to Commitments.
                   -------------------------

     (a) Reduction.  The Borrowers shall have the right to reduce, in whole or
         ---------
in part, the unutilized Total Revolving Credit Commitment at any time or from time to time, provided that (i) the Borrowers shall give notice of each such reduction to the Agent at least two Business Days prior thereto and (ii) each partial reduction thereof shall be in an aggregate amount of not less than $100,000. Any such reduction to the Total Revolving Credit Commitment shall also reduce each Lender's Revolving Credit Commitment by an amount equal to the product of such total reduction multiplied by such Lender's Percentage Commitment in respect of the Total Revolving Credit Commitment (prior to reduction).

     (b) No Reinstatement.  The Total Revolving Credit Commitment, and each
         ----------------
Lender's Revolving Credit Commitment, once terminated or reduced, may not be reinstated.

     Section 2.07  Several Obligations; Remedies of Lenders.  The failure of any
                   ----------------------------------------
Lender to make any Loan required to be made hereunder shall not relieve any other Lender of its obligations hereunder, but neither the Agent nor any Lender shall be responsible for the failure of any other Lender to comply with the provisions of this Credit Agreement. The amounts payable by the Borrowers hereunder and under the Notes shall be a separate and independent debt owing to each Lender and the Agents, and each of the Lenders and the Agents shall, subject to the limitations contained in the Credit Documents, be entitled to protect and enforce its rights arising out of the Credit Documents, and it shall not be necessary for any other Lender or any Agent to be joined as an additional party in any proceedings for such purposes.

     Section 2.08  Use of Proceeds.  The proceeds of the Revolving Credit Loans
                   ---------------
shall be used by the Borrowers for capital expenditures, working capital and other general business purposes of the Borrowers, including, without limitation, the acquisition of Contracts. The proceeds of any extension of credit hereunder shall not be used in violation of the provisions of Section 7.07 hereof.

                                  ARTICLE III

                       PAYMENTS OF PRINCIPAL AND INTEREST
                       ----------------------------------

     Section 3.01  Prepayments.
                   -----------

     (a) Voluntary Payments.  The Borrowers may, at any time and from time to
         ------------------
time, prepay, in whole or in part, the principal balance of any Loans upon not less than three Business Days' prior notice, in the case of Base Rate Loans, and five Eurodollar Business Days prior notice, in the case of Eurodollar Loans, to the Agent (which shall notify the Lenders thereof), which notice shall specify the prepayment date (which shall be a Business Day), and the amount of the prepayment (which shall be not less than $100,000) provided that interest on the principal prepaid, accrued to the prepayment date, and, in the case of a prepayment of Eurodollar Loans on a day other than the last day of an Interest Period applicable thereto, any amounts payable pursuant to Section 3.01(b) hereof shall be paid on the prepayment date. Such prepayment shall be irrevocable and effective only upon receipt by the Agent. All payments made by the Borrower pursuant to this Section 3.01 (a) shall be applied first, to the amount of any interest outstanding pursuant to such Loan and any amounts payable pursuant to Section 3.01(b) hereof, and second, to the amount of the principal balance of such Loan.

     (b) Breakage Costs.  If the Borrowers make any payment of principal with
         --------------
respect to any Eurodollar Loans on any day other than the last day of the Interest Period applicable to such Eurodollar Loans, the Borrowers shall pay to the Lenders any Eurodollar Breakage Costs incurred by the Lenders on account of such payment. In addition, if the Borrowers make any payment of principal with respect to Loans which are the subject of an Interest Rate Hedging Agreement, the Borrowers shall pay all Hedging Breakage Costs incurred by the any Lender which is a party to such Interest Rate Hedging Agreement with any such Borrower.

     Section 3.02 Mandatory Prepayments.  If, after giving effect to any
                  ---------------------
termination or reduction of the Revolving Loan Commitments pursuant to Section 2.06(a), the aggregate outstanding principal balance of the Revolving Credit Loans exceeds the Total Revolving Credit Commitment, the Borrowers shall repay Revolving Credit Loans on the date of such termination or reduction in an aggregate principal amount equal to such excess.

     Section 3.03  Records of Loans and Payments. Each Lender is hereby
                   -----------------------------
authorized by the Borrowers to set forth in writing on a schedule attached to each Note of such Lender (or on any continuation thereof) the amount and date of each Loan made by such Lender to the Borrowers hereunder, and the amount of each payment on account of principal or interest of such Loans received by such Lender, provided, however, that any failure by such Lender to make any such
        --------  -------
notation shall not affect the obligations of the Borrowers under such Note or hereunder in respect of such Loans.

                                   ARTICLE IV

                  PAYMENT PROCEDURES; DISTRIBUTIONS TO LENDERS
                  --------------------------------------------

     Section 4.01  Procedure For Making Payments.  Except to the extent
                   -----------------------------
otherwise provided herein, all payments of principal, interest and other amounts to be made by the Borrowers hereunder and under the Notes shall be made in Dollars, in immediately available funds, to the Agent not later than 11:00 a.m. (Boston, Massachusetts time) on the date on which such payment shall become due without set-off, recoupment, counterclaim or deduction of any nature whatsoever. Any such payment made after such time on such due date shall be deemed to have been made on the next succeeding Business Day. Any Lender may (but shall not be obligated to) debit the amount of any such payment which is not made by such time and date to any ordinary deposit or checking account of the Borrowers or any of them maintained with such Lender. Except as otherwise required by the terms of this Credit Agreement, the Borrowers may, at the time of making each payment hereunder or under any Note, specify to the Agent the Loans or other amounts payable by the Borrowers hereunder to which such payment is to be applied (but in the event that the Borrowers fail to so specify, or if an Event of Default has occurred and is continuing, the Lenders may apply such payment as they may elect in their sole discretion). Each payment hereunder shall be paid promptly to the Agent at its address for notices as set forth in Section 11.02. Whenever any payment of principal of, or interest on, the Base Rate Loans or of fees shall be due on a day which is not a Business Day, the date for payment thereof shall be extended to the next succeeding Business Day. Whenever any payment of principal of, or interest on, the

Eurodollar Loans shall be due on a day which is not a Eurodollar Business Day, the date for payment thereof shall be extended to the next succeeding Eurodollar Business Day unless such Eurodollar Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Eurodollar Business Day.

     Section 4.02  Pro Rata Treatment.  Except to the extent otherwise provided
                   ------------------
herein: (i) Loans should be advanced by the Lenders pro rata according to their respective Commitment Percentages, as applicable, and each payment made by the Borrowers on account of such Loans shall be paid to the Agent and distributed to the Lenders pro rata according to their respective Commitment Percentages, and shall be applied to each Loan first, to any accrued but unpaid interest, and second, to the principal balance of each Loan. Each payment of fees due to be paid by the Borrowers pursuant to Section 2.05(a) shall be made to the Lenders pro rata in accordance with their respective Commitment Percentages.

     Section 4.03  Sharing of Payments, Etc.
                   ------------------------

  Each of the Borrowers agrees that, in addition to (and without limitation of) any right of set-off, banker's lien or counterclaim which a Lender may otherwise have, each Lender shall be entitled, upon the occurrence and during the continuance of a Default or Event of Default, to offset balances held by it for the account of any of the Borrowers at any of its offices, in Dollars or in any other currency, against any principal of or interest on any of such Lender's Loans hereunder, which is not paid when due (regardless of whether such balances are then due to the Borrowers), whereupon it shall promptly notify the Borrowers and the Agent thereof, provided that such Lender's failure to give such notice shall not affect the validity thereof If a Lender shall obtain payment of any principal of, or interest on any Loan made by it to the Borrowers under this Credit Agreement through the exercise of any right of set-off, banker's lien, counterclaim or similar right or otherwise, and, as a result of such payment, such Lender shall have received a greater percentage of the amounts then due from the Borrowers to such Lender than it would otherwise be entitled to receive pursuant to its Commitment Percentage, such Lender shall promptly purchase from any other Lender which receives less than its Commitment Percentage a participation in the Loans made by such other Lender in such amounts, and make such other adjustments from time to time as shall be equitable, to the end that all the Lenders shall share the benefit of such excess payment (net of any expense which may be incurred by such Lender in obtaining or preserving such excess payment) pro rata in accordance with the Commitment Percentage of each Lender. To such end, all the Lenders shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored. The Borrowers agree that any Lender so purchasing a participation in the Loans made by other Lenders may exercise all rights of set-off, banker's lien, counterclaim or similar rights with respect to such participation as fully as if such Lender were a direct holder of Loans in the amount of such participation. Nothing contained herein shall require any Lender to exercise any such right or shall affect the right of any Lender to exercise and retain the benefits of exercising any such right with respect to any other indebtedness or obligation of the Borrowers. If, under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a set-off to which this Section 4.03 applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section 4.03 to share in the benefits of any recovery on such secured claim.

     Section 4.04.  Withholding Taxes.  All payments by the Borrowers of
                    -----------------
principal of and interest on the Notes and of all other amounts payable under this Credit Agreement are payable without deduction for or on account of any present or future taxes, duties or other charges levied or imposed by any Governmental Authority or by any political subdivision or taxing authority thereof or therein through withholding or deduction with respect to any such payments. If any such taxes, duties or other charges are so levied or imposed, the Lender or the Agent, as the case may be, so affected shall notify the Agent and the Borrowers thereof as promptly as practicable after it obtains knowledge thereof, and the Borrowers will pay additional interest or will make additional payments in such amounts so that every net payment of principal of and interest on the Notes and of all other amounts payable by them under this Credit Agreement, after withholding or deduction for or on account of any such present or future taxes, duties or other charges, will not be less than the amount provided for herein; provided, however, that the failure of the Lender or the
                     --------  -------
Agent so affected to give such notice shall not affect the obligations of the Borrowers under this Section 4.04. The Borrowers shall furnish promptly to the Agent official receipts evidencing the payment of such taxes, duties or other charges.



                                   ARTICLE V

                        YIELD PROTECTION AND ILLEGALITY
                        -------------------------------

     Section 5.01  Additional Costs in Respect of Loans.
                   ------------------------------------

     (a) The Borrowers shall pay to the Agent from time to time such amounts as any Lender may determine to be necessary to compensate it for any costs incurred by such Lender, which such Lender determines are attributable to its making or maintaining any Loans hereunder or its commitment to make such Loans hereunder, or any reduction in any amount receivable by such Lender hereunder in respect of such Loans (collectively "Additional Costs"), resulting from any Regulatory Change which:

          (i) changes the basis of taxation of any amounts payable to such Lender under this Credit Agreement or the Notes in respect of such Loans; or

          (ii) imposes any reserve, special deposit or other requirement (other than any reserve included in the Eurodollar Reserve Percentage with respect to Eurodollar Loans) or modifies any reserve, special deposit, minimum capital, capital ratio or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, such Lender (including any deposits referred to the definition of "Eurodollar Rate" in Section 1.01 hereof), or any commitments of such Lender; or

          (iii) imposes any other similar or like condition affecting this Credit Agreement or the commitments of such Lender.

Each Lender shall notify the Agent and the Borrowers of any event which shall entitle such Lender to compensation pursuant to this Section 5.01(a) as promptly as practicable after it obtains knowledge thereof and determines to request such compensation. Each Lender will furnish the Agent and the Borrowers with a statement setting forth the basis and amount of each request by such Lender for compensation under this Section 5.01(a). If any Lender requests compensation from the Borrowers under this Section 5.01(a), the Borrowers may, by notice to such Lender, require that any Loan for which compensation is requested be converted into a different Type of Loan in accordance with Section 2.03 hereof.

     (b) Without limiting the effect of the foregoing provisions of this Section 5.01, in the event that, by reason of any Regulatory Change, any Lender either
(i) incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of such Lender (which includes deposits by reference to which the interest rate on any Eurodollar Loans is determined as provided in this Credit Agreement) or a category of extensions of credit or other assets of such Lender (which includes any Eurodollar Loans), or (ii) becomes subject to restrictions on the amount of such category of liabilities or assets which it may hold, then, if such Lender so elects by notice to the Borrowers (with a copy to the Agent), the obligation of such Lender to make the Type of Loans which are subject to such Additional Costs or such restrictions, and to convert any Loan into such Type of Loan, shall be suspended until the date such Regulatory Change ceases to be in effect.

     (c) Without limiting the effect of the foregoing provisions of this Section
5.01 (but without duplication), the Borrowers shall pay directly to each Lender from time to time on request such amounts as such Lender may determine to be necessary to compensate such Lender for Capital Maintenance

Costs with respect to its Loans (such compensation to include, without limitation, an amount equal to any reduction of the rate of return on assets or equity of such Lender to a level below that which such Lender could have achieved but for such law, regulation, interpretation, directive or request). Each Lender will notify the Borrowers that it is entitled to compensation pursuant to this Section 5.01(c) as promptly as practicable after it determines to request such compensation.

     (d) Determinations by any Lender for purposes of this Section 5.01 of the effect of any Regulatory Change on its costs of making or maintaining Loans or maintaining its commitments or on amounts receivable by it in respect of Loans or such commitments, and of the additional amounts required to compensate such Lender in respect of any Additional Costs, shall be conclusive absent manifest error.

     Section 5.02  Limitation on Types of Loans.  Anything herein to the
                   ----------------------------
contrary notwithstanding, if, with respect to any Eurodollar Loans:

     (i) the Agent determines (which determination shall be conclusive) that quotations of interest rates for the relevant deposits referred to in the definition of "Eurodollar Rate" in Section 1.01 hereof are not being provided in the relevant amounts or for the relevant maturities for purposes of determining the rate of interest for such Loans as provided in this Credit Agreement; or

     (ii) a Lender reasonably determines and notifies the Agent, the Borrowers and the other Lenders that the relevant rates of interest referred to in the definition of "Eurodollar Rate" in Section 1.01 hereof do not adequately cover the cost to such Lender of making or maintaining such Loans;

then, and so long as such condition remains in effect, the Lenders shall be under no obligation to make Eurodollar Loans and the Borrowers shall not be entitled to convert Base Rate Loans into Eurodollar Loans, and upon the expiration of any Interest Period applicable to Eurodollar Loans, such Loans shall convert to Base Rate Loans.

     Section 5.03  Illegality.  Notwithstanding any other provision of this
                   ----------
Credit Agreement to the contrary, in the event that it becomes unlawful for any Lender to (i) honor its obligation to make a particular Type of Loan hereunder, or (ii) maintain a particular Type of Loan hereunder, then such Lender shall promptly notify the Agent and the Borrowers thereof (which notice shall include a statement explaining the nature of such unlawfulness) and such Lender's obligation to make such Type of Loan shall be suspended until such time as such Lender may again make and maintain such Type of Loan, and such Lender's outstanding Loans constituting such Type of Loan shall be converted into another Type of Loan in accordance with Section 2.03 hereof.



     Section 5.04  Compensation.
                   ------------

     (a) The Borrowers shall pay to each Lender, upon the request of such Lender, such amount or amounts as shall be sufficient (in the reasonable opinion of such Lender) to compensate it for any loss, costs or expenses incurred by it as a result of:

          (i) any payment, prepayment or conversion of a Eurodollar Loan for any reason (including, without limitation, the acceleration of the Loans pursuant to Article IX hereof) on a date other than the last day of an Interest Period for such Loan; or

          (ii) any failure by the Borrowers for any reason (including, without limitation, the failure of any of the conditions precedent specified in
     Article VI hereof to be satisfied) to borrow a Eurodollar Loan to be made by such Lender on the date for such borrowing specified in the relevant Notice of Borrowing under Section 2.02 hereof.

     (b) Such compensation shall include Eurodollar Breakage Costs in the case of any payment, prepayment or conversion of, or failure to borrow, any Loan made or to be made as a Eurodollar Loan.

     Section 5.05  Replacement of Lenders.  If any Lender requests compensation
                   ----------------------
pursuant to Section 5.01 or 4.04, or such Lender's obligation to make or continue, or to convert Loans into any other Type of Loan shall be suspended pursuant to Section 5.02 or Section 5.03, the Borrowers, upon three Business Days' notice to the Agent and such Lender, may request that such Lender transfer the administration of this Credit Agreement and such Lender's Notes to another lending office of such Lender, or require that such Lender transfer all of its right, title and under this Credit Agreement and such Lender's Notes to any bank or financial institution identified by the Borrowers with the consent of the Agent (which consent shall not be unreasonably withheld); provided, however,
                                                          --------  -------
that such proposed transferee agrees to assume all of the obligations of such Lender for consideration equal to the outstanding principal amount of such Lender's Loans, together with interest thereon to the date of such transfer, and satisfactory arrangements are made for payment to such Lender of all other amounts payable hereunder to such Lender on or prior to the date of such transfer (as if all of such Lender's Loans were being prepaid in full on such date). The agreements of the Borrowers contained in Sections 11.03 and 11.04 (without duplication of any payments made to such Lender by the

Borrowers or the proposed transferee) shall survive for the benefit of any Lender replaced under this Section 5.05 with respect to the time period prior to such replacement.

                                   ARTICLE VI

                      CONDITIONS PRECEDENT TO MAKING LOANS
                      ------------------------------------

     Section 6.01  Initial Loans.  The obligation of each Lender to make the
                   -------------
initial Revolving Credit Loan is subject to the satisfaction of the following conditions precedent on or prior to the date of such initial advance.

     (a) Execution.  This Credit Agreement shall have been duly authorized,
         ---------
executed and delivered by each of the Borrowers, the Lenders and the Agents, each Borrower shall have executed and delivered to each Lender its respective Revolving Credit Note evidencing the Revolving Credit Loans to be made by such Lender hereunder.

     (b) Signatures.  Each of the Borrowers shall have certified to the Agent
         ----------
(with copies to be provided for each Lender) the name and signature of each of the persons authorized (i) to sign on its respective behalf this Credit Agreement, the Notes, the Security Documents and other Credit Documents to which it is a party, and (ii) to borrow under this Credit Agreement. The Lenders may conclusively rely on such certifications until they receive notice in writing from any Borrower, as the case may be, to the contrary.

     (c) Proof of Action.  The Agent shall have received evidence satisfactory
         ---------------
to the Agent of all necessary action taken by each of the Borrowers to authorize the execution, delivery and performance of such of the Credit Documents to which it is a party.

     (d) Opinions of Counsel to the Borrowers.  The Agent shall have received an
         ------------------------------------
opinion of Christy & Viener, special New York counsel to the Borrowers, substantially in the form of Exhibit J hereto.
                             ------- -

     (e) Security Documents.  Each Borrower shall have duly authorized,
         ------------------
executed, delivered, filed, registered and recorded such Security Documents, notices, financing statements and other instruments as the Agent may have reasonably requested, at any time and from time to time, in order to perfect the liens required pursuant to the Credit Documents.

     (f) Contract Value Report.  The Borrowers shall have delivered to the Agent
         ---------------------
an updated Contract Value Report as of March 31, 1998.

     (g) Solvency Certificate.  The Agent shall have received a Solvency
         --------------------
Certificate demonstrating that, after giving effect to the Credit Documents, each of the Borrowers is solvent.

     (h) Certain Fees.  The Borrowers shall have paid to the Agents any fees due
         ------------
pursuant to Section 2.05 hereof.

     (i) Regulations G, T, U and X.  Each Lender shall be satisfied that the
         -------------------------
making of any Loan shall not violate Regulations G, T, U or X (or any successor provisions) and no order, judgment or decree of any Governmental Authority shall enjoin or restrain, or purport to enjoin or restrain, any Lender from making any Loan.

     (j) Other Documents.  The Borrower shall have delivered to the Agent such
         ---------------
other documents and papers relating to the Credit Documents and the transactions contemplated hereby as any Lender or the Agent shall reasonably request.

     (k) Payment of Prior Indebtedness.  The Borrowers shall have paid in full
         -----------------------------
all of their obligations under the Prior Loan Documents and the commitments of the Lenders thereunder shall have terminated.

     (l) No Litigation.  There shall be no litigation, proceeding, inquiry or
         -------------
other action seeking an injunction or other restraining order, damages or other relief by any Governmental Authority or any Person, or investigation by any Governmental Authority pending or existing with respect to, or known to any of the Borrowers to be threatened with respect to, any of the Borrowers or any of their respective assets or any of the Credit Documents or any of the transactions contemplated thereby, as to which, in the view of the Lenders, could reasonably be expected to have a Material Adverse Effect, and there shall have occurred no development in any action, suit, proceeding, investigation or arbitration previously disclosed to the Lenders pursuant to this Credit Agreement as to which, in the view of the Lenders, there is a reasonable possibility of such an effect.

     (m) No Material Adverse Change.  Except as set forth in Schedule 6.01(m)
         --------------------------                          -------- -------
attached hereto, since the date of the most recent financial statements delivered to the Agent in connection with this Credit Agreement, there shall have been no change in the business or assets or in the financial condition of the Borrowers, singly or taken as a whole, that could reasonably be expected to have a Material Adverse Effect on the Borrowers, and none of the Borrowers shall have entered into any transaction outside of the ordinary course of business which is material to such Borrower.

     (n) Consents and Approvals.  The Lenders shall be satisfied that the
         ----------------------
execution, delivery and performance by the Borrowers of the Credit Documents (including the application of the proceeds of the Loans) and the grant of the security interests in the Collateral pursuant to the Security Documents) do not and will not require any registration with, consent or waiver or approval of, or notice to, or other action, with or by, any Governmental Authority or other Person, except filings required for the perfection of security interests granted pursuant to the Security Documents and except for consents previously obtained.

     (o) No Violation.  Neither the execution, delivery nor performance by any
         ------------
of the Borrowers of any of the Credit Documents to which such Borrower is, or is to be, a party, nor the compliance with any of the terms and provisions of any thereof, nor the consummation of any of the transactions contemplated therein
(i) will contravene any provision of any law, statute, rule, regulation, order, writ, injunction or decree of any Governmental Authority, (ii) will, to the best of Borrowers' knowledge after reasonable investigation, conflict or be inconsistent with, or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute (with notice or lapse of time or both) a default under, or (other than the Liens created by the Security Documents) result in the creation, imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of any Borrower pursuant to any contractual obligation, or (iii) will violate any provision of any of the organizational documents of any Borrower.

     (p) Organizational Documents.  The Lenders shall have received copies of
         ------------------------
(i) the organizational documents and good standing certificates of each of the Borrowers and any agreements entered into, or to be entered into, by any Borrower governing the terms and relative rights of its capital stock or any agreements entered into by stockholders relating to any Borrower, and (ii) resolutions of the board of directors or other governing body under applicable law of each Borrower approving and authorizing the execution, delivery and performance of this Credit Agreement and each of the other Credit Documents to which it is, or is to be, a party and any other documents, instruments and certificates required to be executed by it in connection herewith or therewith and approving and authorizing the execution, delivery and payment of the Notes to be issued by it and the Liens to be created by it, as the case may be, and the other transactions contemplated by this Credit Agreement, certified, in each case, as true and complete by an appropriate corporate officer or Governmental Authority, and the provisions of the foregoing shall be satisfactory in form and substance to each of the Lenders.

     (q) Financial Statements.  The Borrowers shall have delivered to the
         --------------------
Lenders (i) the Borrowers' most recent audited consolidated balance sheet and related consolidated statements of earnings and retained earnings for the most recent audited fiscal year, together with any notes to such financial statements, (ii) the Borrowers' unaudited consolidated balance sheets and related consolidated statements of earnings and retained earnings for the period ending March 31, 1998, and (iii) such other financial statements as the Lenders may reasonably request.

     (r) Investigation Satisfaction.  The Agent and the Lenders shall have
         --------------------------
completed their review of the assets, business operations and business plan of the Borrowers, and shall have determined that the same (including, without limitation, the business plan) are satisfactory to the Agent and the Lenders.

     (s) Equity Purchase.  All equity interests held by Providence Media
         ---------------
Partners L.P. in any Borrower and any such equity interests held by any Affiliate of Providence Media Partners L.P. shall have been repurchased either by the Company or an Affiliate of the Company for an aggregate purchase price not to exceed $15,000,000.

     (t) Subordinated Debt Issuance.  The Borrowers shall have received not less
         --------------------------
than $100,000,000 as proceeds of the issuance of the 1998 Subordinated Notes.

     Section 6.02  All Revolving Credit Loans.  The obligation of each Lender to
                   --------------------------
make each Revolving Credit Loan hereunder (which shall not include any conversion or continuation of any outstanding Loan) is subject to the additional conditions precedent that: (i) no Default or Event of Default shall have occurred and be continuing or shall occur as a result of any such requested Loan; (ii) the representations and warranties in Article VII hereof and in each of the Credit Documents shall be true and correct on and as of the date of the making of, and after giving effect to, such Loan with the same force and effect as if made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date; and (iii) the Borrowers shall have delivered to the Agent a Notice of Borrowing satisfactory to the Agent.

                                  ARTICLE VII

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     Each of the Borrowers represents and warrants as follows:

     Section 7.01  Existence and Power.  Each of the Borrowers is a corporation
                   -------------------
or a limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and, except as set forth on Schedule 7.01 attached hereto, is duly qualified to transact business
         -------- ----
and is in good standing in all jurisdictions in which such qualification is necessary in view of the properties and assets owned and presently intended to be owned and the business transacted and presently intended to be transacted by it, except for qualifications the lack of which, singly or in the aggregate, have not had and are not reasonably expected to have a Material Adverse Effect, and each of the Borrowers has full power, authority and legal night to make and perform each of the Credit Documents to which it is a party.

     Section 7.02  Subsidiaries and Affiliates.  Schedule 1.01(i) contains a
                   ---------------------------   -------- -------
complete and correct list, as of the date hereof, of all Subsidiaries of the Company and a description of the legal nature of such Subsidiaries, the nature of the ownership interests (shares of stock, membership or general or limited partnership or other interests) in such Subsidiaries and the holders of such interests and as of the Closing Date the Company and each of its Subsidiaries owns all of the ownership interests of its Subsidiaries indicated in such Schedule. 1.01(i) as being owned by the Company or such Subsidiary, as the case
--------  -------
may be, and all such ownership interests are validly issued and, in the case of shares of stock, fully paid and non-assessable. Schedule 7.02 hereto contains a
                                                 -------- ----
complete and correct list, as of the Closing Date, of all Affiliates of the Company or its Subsidiaries which are not Subsidiaries of the Company or its Subsidiaries, the nature of the respective ownership interests in each such Affiliate, and the holder of each such interest.

     Section 7.03  Authority, No Conflict.  The making and performance by each
                   ----------------------
of the Borrowers of such of the Credit Documents to which it is a party, and each extension of credit hereunder, have been duly authorized by all necessary action and do not and will not: (i) subject to the consummation of the action described in Section 7.12 hereof, violate any provision of any laws, orders, rules or regulations presently in effect, or any provision of any of such Borrower's charter, certificate, by-laws or operating agreement presently in effect; or (ii) to the best of Borrowers' knowledge after reasonable investigation, result in the breach of, or constitute a default or require any consent (except for the consents described on Schedule 7.03 hereto, each of
                                              -------- ----
which has been duly obtained) under, any existing indenture or other agreement or instrument to which any Borrower is a party or their respective properties may be bound or affected; or (iii) result in, or require, the creation or imposition of any Lien (other than those contemplated by the Security Documents) upon or with respect to any of the properties or assets now owned or hereafter acquired by any of the Borrowers.

     Section 7.04  Financial Condition.  The Borrowers have furnished to each
                   -------------------
Lender the audited consolidated balance sheets of the Company and its Subsidiaries as at December 31, 1997, and the related consolidated statements of operations, stockholders' equity (deficiency) and cash flows for the fiscal year ended on said date, said financial statements having been audited by Arthur Andersen & Co., LLP, whose opinion shall be unqualified. All financial statements referred to above are complete and correct in all material respects and fairly present the financial condition of the Borrowers on said date. None of the Borrowers had on said date any material contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments or operations which are substantial in amount, except as referred to, or reflected or provided for in said financial statements. From the date of the most recent financial statements delivered to the Lenders, there has been no change in the financial condition or the businesses or operations of the Borrowers, singly or taken as a whole on a consolidated basis, which could reasonably be expected to have a Material Adverse Effect on the Borrowers.

     Section 7.05  Litigation, Etc.  Except as disclosed to the Lenders on
                   ---------------
Schedule 7.05, there are no lawsuits or other proceedings pending against any
-------- ----
Borrower or any of their respective properties or assets before any court or arbitrator or by or before any governmental commission, bureau or other regulatory authority that, singly or in the aggregate, could reasonably be expected to have a Material Adverse Effect on the Borrowers. No Borrower is in default under, or in violation of or with respect to, any laws or orders, or any material provision of any rules or regulations, or any writ, injunction or decree of any court, arbitrator, governmental commission, bureau or other regulatory authority, except for minor defaults which, if continued unremedied, are not reasonably expected to have a Material Adverse Effect on the Borrowers.

     Section 7.06  Titles and Liens.  Except as set forth on Schedule 8.12, each
                   ----------------                          -------- ----
of the Borrowers has good title to its properties and assets, free and clear of all Liens except those permitted by Section 8.12 hereof.

     Section 7.07  Regulations G, T, U and X.  No part of the proceeds of the
                   -------------------------
Loans will be used to purchase or carry any Margin Stock in violation of Regulation U or to extend credit for the purpose of purchasing or carrying any Margin Stock. Neither the making of any Loan hereunder nor the use of the proceeds thereof will violate or be inconsistent with the provisions of Regulations G, T, U or X.

     Section 7.08  Taxes.  Except as is otherwise set forth in Schedule 7.01
                   -----                                       -------- ----
hereof, each of the Borrowers has filed all tax returns which are required to be filed under any law applicable thereto, and has paid, or made provision for the payment of, all taxes shown to be due pursuant to said returns or pursuant to any assessment received by any of the Borrowers, except such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided.

     Section 7.09  Other Credit Agreements.  Schedule 8.10 (Existing
                   -----------------------   -------- ----
Indebtedness) and Schedule 8.12 (Existing Liens) attached hereto contain
                  -------- ----
complete and correct lists, as at the date hereof, of all credit agreements, indentures, purchase agreements, obligations in respect of letters of credit, guarantees and other instruments presently in effect (including Capital Lease Obligations) providing for, evidencing, securing or otherwise relating to any Indebtedness of the Borrowers, and such lists, as of the date hereof, correctly set forth the names of the debtor or lessee and creditor or lessor with respect to the Indebtedness outstanding or to be outstanding thereunder, the rate of interest or rent, a description of any security given or to be given therefor, and the maturity or maturities or expiration date or dates thereof

     Section 7.10  Full Disclosure.  As of the Closing Date, none of the
                   ---------------
financial statements referred to in Section 7.04 hereof contains any untrue statement of a material fact, nor do such financial statements and such written statements, taken as a whole, omit to state a material fact necessary to make the statements contained therein not misleading.

     Section 7.11  No Default.  None of the Borrowers is in default in the
                   ----------
payment or performance or observance of any contract, agreement or other instrument to which it is a party or by which it or its properties or assets may be affected or bound, which default, either alone or in conjunction with all other such defaults, has had or could reasonably be expected to have a Material Adverse Effect on the Borrowers.

     Section 7.12  Approval of Regulatory Authorities.  No approval or consent
                   ----------------------------------
of, or filing or registration with, any Federal, state or local commission or other regulatory authority is required in connection with the execution, delivery and performance by any of the Borrowers of any of the Credit Documents to which it is a party. All such described action required to be taken as a condition to the execution and delivery of such of the Credit Documents to which any of the Borrowers is a party has been duly taken by all such commissions and authorities or other Persons, as the case may be, and all such action required to be taken as a condition to the initial advance hereunder has been or will be duly taken prior to such initial advance.

     Section 7.13  Binding Agreements.  The Credit Documents constitute the
                   ------------------
legal, valid and binding obligations of each of the Borrowers which is a party thereto, enforceable in accordance with their respective terms (except for limitations on enforceability under bankruptcy, reorganization, insolvency and other similar laws affecting creditors' rights generally, and limitations on the availability of the remedy of specific performance imposed by the application of general equitable principles).

     Section 7.14  Collective Bargaining Agreements.  There are no collective
                   --------------------------------
bargaining agreements between any of the Borrowers and any trade or labor union or other employee collective bargaining agent.

     Section 7.15  Investments.  Schedule 7.15 attached hereto contains a
                   -----------   -------- ----
complete and correct list, as of the Closing Date, of all Investments in amounts in excess of $50,000 of the Borrowers (other than Investments in Subsidiaries or overnight cash management Investments made on behalf of the Company or its Subsidiaries) showing the respective amounts of each such Investment and the respective entity in which each such Investment has been made.

     Section 7.16  Real Property.  As of the Closing Date, none of the Borrowers
                   -------------
owns any real property.

     Section 7.17  Intellectual Property.  The Borrowers own or have a valid
                   ---------------------
right to use the patents, patent rights or licenses, trademarks, trademark applications, trademark rights and trade names or trade name rights or franchises now being used or necessary to conduct its business, all of which, as of the Closing Date, are listed on the attached Schedule 7.17. The conduct of
                                                -------- ----
the businesses of the Borrowers as now operated does not conflict with any valid patents, patent rights or licenses, trademarks, trademark rights and trade names and trade name rights or franchises of others in any manner that could result in a Material Adverse Effect on the Borrowers.

     Section 7.18  Principal Places of Business.  The principal place of
                   ----------------------------
business and chief executive offices of each Borrower is located at 100 Park Avenue, New York, New York 10017. The Borrowers maintain no records relating to Collateral at any address other than their respective Chief Executive Offices (other than copies of materials, the originals of which are maintained at such Chief Executive Offices), nor do the Borrowers maintain, store or keep any material Collateral at any location other than such office.

     Section 7.19  Investment Company Act; Public Utility Holding Company Act.
                   ----------------------------------------------------------
  None of the Borrowers is an "investment company" or a "company controlled by an investment company" within the meaning of the 1940 Act, or a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     Section 7.20  1998 Subordinated Note Documents.  True and complete copies
                   --------------------------------
of the 1998 Subordinated Note Documents have been delivered to the Lenders, and each of the 1998 Subordinated Note Documents have been duly executed and delivered by the parties thereto and are in full force and effect. All Obligations constitute "Senior Indebtedness" (or the equivalent term) under and as described in the 1998 Subordinated Note Documents and the Offering Memorandum. No default has occurred and is continuing under the 1998 Subordinated Note Documents.

                                  ARTICLE VIII

                                   COVENANTS
                                   ---------

    From and after the Closing Date until the payment in full of all Obligations hereunder and the performance of all other obligations of the Borrowers under the Credit Documents, each of the Borrowers agrees that, unless the Lenders shall otherwise consent in writing:

    A.    Informational Covenants:
          -----------------------

    Section 8.01  Financial Information.  The Company, on behalf of the
                  ---------------------
Borrowers, shall deliver to each Lender:

    (a) As soon as available and in any event within 60 days of the end of each Quarter of each fiscal year of the Borrowers: (i) consolidated statements of income and loss for such Quarter and for the period from the beginning of such fiscal year to the end of such Quarter and (ii) the related consolidated balance sheets of the Borrowers as of the end of such Quarter (which financial statements shall set forth in comparative form the corresponding figures as at the end of and for the corresponding Quarter in the preceding fiscal year), all in reasonable detail and, accompanied by a Quarterly Compliance Certificate in the form of Exhibit K hereto of the Chief Financial Officer or Treasurer of the
            ------- -
Company certifying, on behalf of the Borrowers, such financial statements, subject, however, to year-end audit adjustments, which certificate shall include a statement that the Chief Financial Officer or Treasurer signing the same has no knowledge, except as specifically stated, that any Default or Event of Default has occurred and is continuing; provided, however, that the financial
                                        --------  -------
statements for the last Quarter of each fiscal year shall be delivered at the time the financial statements referred to in Section 8.01(b) hereof shall be due.

    (b) As soon as available and in any event within 120 days after the end of each fiscal year of the Borrowers: (i) audited consolidated statements of income and loss and sources and applications of funds of the Borrowers for such fiscal year and (ii) the related consolidated balance sheets of the Borrowers, as of the end of such fiscal year (which financial statements shall set forth in comparative form the corresponding figures as at the end of and for the preceding fiscal year), all in reasonable detail and accompanied by (x) an opinion of independent certified public accountants of nationally recognized standing selected by the Borrowers as to said financial statements, together with a certificate of such accountants stating that, in making the examination necessary for said opinion, they obtained no knowledge, except as specifically stated, of any failure by the Borrowers to perform or observe any of its covenants relating to financial matters contained in this Credit Agreement, and it being understood that the examination of such accountants cannot be relied upon to give them knowledge of any such Default or Event of Default except as it relates to accounting and auditing matters, (y) an Annual Compliance Certificate in the form of Exhibit L hereto of the Chief Financial Officer or Treasurer of
               ------- -
the Company stating that, on behalf of the Borrowers, such financial statements are correct and complete and fairly present the financial condition and results of operations of the respective entities covered thereby as at the end of and for such fiscal year and that the officer signing the same has no knowledge, except as specifically stated, that any Default or Event of Default has occurred and is continuing.

    (c) Promptly after becoming available, copies of all financial statements which any of the Borrowers shall have sent to their respective shareholders generally (other than tax returns, unless specifically requested under clause
(h) of this Section 8.01), and copies of all documents, if any, which any of the Borrowers shall have filed with any Governmental Authority, including, without limitation, the Securities and Exchange Commission.

    (d) At the time of delivery of the financial statements required in subsections (a) and (b) of this Section 8.01, a Contract Value Report.

    (e) Prior to the last day of each fiscal year, a revised annual budget for the Borrowers, on a consolidated and consolidating basis, for the following fiscal year, satisfactory in form to the Lenders.

    (f) Within 30 days of receipt by the Company, Shareholder Stock Appraisal Reports.

    (g) As soon as possible, and in any event within five (5) days after any senior executive of any of the Borrowers shall have obtained knowledge of the occurrence of a Default or Event of Default, a statement describing such Default or Event of Default and the action which is proposed to be taken with respect thereto.

    (h) As soon as possible, and in any event within five (5) days after any senior executive shall have obtained knowledge of a default under any 1998 Subordinated Note Document, a statement describing the same.

    (i) As soon as possible, and in any event within five (5) days, copies of all amendments entered into and waivers granted in respect of the 1998 Subordinated Note Documents and copies of all notices and other communications received by the Company from, or given by the Company to, the trustee under the 1998 Subordinated Note Indenture or any holder of a 1998 Subordinated Note.

    (j) From time to time, with reasonable promptness, such further information or financial reports (including, without limitation, audit letters) regarding the business, affairs and financial condition of the Borrowers or any of their respective Affiliates, as any Lender may reasonably request.



    B.    Affirmative Covenants:
          ----------------------

    Section 8.02  Taxes and Claims.  Each of the Borrowers will pay and
                  ----------------
discharge all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties or assets belonging to it, prior to the date on which penalties attach thereto, and all other lawful claims which, if unpaid, might become a Lien (other than Permitted Liens) upon the property of any of the Borrowers, provided, that none of the Borrowers shall
                                      --------
be required to pay any such tax, assessment, charge, levy, fee or other claim the payment of which is being contested in good faith and by proper proceedings if it maintains adequate reserves with respect thereto.

    Section 8.03  Insurance.  Each of the Borrowers will maintain insurance
                  ---------
issued by responsible companies in such amounts and against such risks as is prudent in the Company's reasonable discretion. The Company, on behalf of the Borrowers, will furnish to any Lender, upon the request of such Lender from time to time, full information as to the insurance maintained in accordance with this
Section 8.03. Without limiting the generality of the foregoing, within 45 days after the Closing Date, the Company shall deliver to the Agent copies of all insurance policies, certificates and endorsements, which shall name the Agent (for the benefit of the Lenders) as loss payee.

    Section 8.04  Maintenance of Existence.  Except as permitted by Section 8.14
                  ------------------------
hereof, each of the Borrowers will preserve and maintain its existence and corporate structure and all of its rights, privileges and franchises, except where a failure to do so, singly or in the aggregate, is not reasonably expected to have a Material Adverse Effect on the Borrowers taken as a whole.

    Section 8.05  Maintenance of and Access to Properties.  Each of the
                  ---------------------------------------
Borrowers will keep all of its properties and assets necessary to its business in good working order and condition, ordinary wear and tear excepted, and, upon reasonable advance notice, will permit and assist representatives of the Lenders to inspect such properties, to confer with its officers, employees, directors and agents, and to examine and make extracts from its books and records, during normal business hours.

    Section 8.06  Compliance with Applicable Laws.  Each of the Borrowers will
                  -------------------------------
comply with the requirements of all applicable laws, rules, regulations and orders of any governmental body or regulatory authority, a breach of which could reasonably be expected, singly or in the aggregate, to have a Material Adverse Effect on the Borrowers taken as a whole.

    Section 8.07  Litigation.  The Company, on behalf of each of the Borrowers,
                  ----------
will promptly give to the Lenders notice in writing of all litigation and of all proceedings before any courts, arbitrators or governmental or regulatory agencies against any of the Borrowers or, to the knowledge of any of the Borrowers, otherwise affecting any of the Borrowers or any of their respective properties or assets, except litigation or proceedings which, if adversely determined, could reasonably be expected, singly or in the aggregate, to have a Material Adverse Effect on the Borrowers taken as a whole. Following the initial notice of each such litigation or proceeding, supplementary notices of all material developments in respect thereof shall be given to the Lenders from time to time in like manner.

    Section 8.08  New Subsidiaries.  Promptly upon the acquisition or formation
                  ----------------
of any New Subsidiary or the issuance of new stock and/or other ownership interest in any existing Subsidiary, the Borrowers shall notify the Agent of such acquisition, formation or issuance and cause (by documentation satisfactory to the Lenders) (i) the capital stock of and/or other ownership interests in such New Subsidiary or existing Subsidiary held by any Borrower to be pledged or otherwise assigned and delivered with stock powers executed in blank to the Agent, as additional collateral under the Security Documents, (ii) such New Subsidiary to undertake all of the obligations of a "Borrower" as defined under this Credit Agreement and of a "Securing Party" under the Security Documents, and to create on its revenues and assets all of the Liens to be created by a "Securing Party" under the Security Documents, and (iii) all such filings and recordings in public offices as the Lenders shall determine to be desirable in order to perfect the Liens in favor of the Agent on the properties of such New Subsidiary created under the Security Documents as contemplated by clause (ii) above to be effected. Each such New Subsidiary shall thereafter be a "Borrower," a " Borrower Subsidiary" and a "Securing Party" for all purposes of the Credit Documents.

    Section 8.09  [INTENTIONALLY OMITTED]

    C.    Negative Covenants:
          ------------------

    Section 8.10  Indebtedness.  Except as otherwise permitted in this Credit
                  ------------
Agreement, none of the Borrowers shall create, incur or suffer to exist any Indebtedness except:

          (i) Indebtedness created by this Credit Agreement;

          (ii) Indebtedness in respect of Capital Lease Obligations, and Indebtedness incurred to finance the purchase price of property or equipment, so long as the aggregate principal amount of all such Indebtedness outstanding at any one time does not exceed $2,500,000.

          (iii) Indebtedness under the 1998 Subordinated Note Documents in an aggregate principal amount not to exceed $100,000,000 minus the amount of
                                                           -----
     any payment, prepayment, purchase, repurchase, redemption, retirement, or other acquisition of, or cancellation or discharge of, any 1998 Subordinated Notes (excluding, for purposes of this reduction, the exchange of notes pursuant to the Exchange Offer);

          (iv) current liabilities of the Borrowers, other than for money borrowed, incurred in the ordinary course of business;

          (v) indebtedness in respect of taxes, assessments, governmental charges or levies and claims for labor, materials and supplies to the extent that payment thereof shall not at the time be required to be made in accordance with the terms of applicable law, rules, regulations or contracts, as the case may be, and indebtedness secured by liens of carriers, warehousemen, mechanics and material men permitted by Section
     8.12 hereof,

          (vi) liabilities for deferred compensation owing to employees of the Borrowers;

          (vii)  obligations owing to terminated employees of the Borrowers;

          (viii)  Permitted Seller Note Indebtedness; and

          (ix)  Permitted Subordinated Debt.

As of the Closing Date, all Indebtedness of the Borrowers other than pursuant to clause (ii) above is set forth on Schedule 8.10 attached hereto.
                                  -------- ----

    Section 8.11  Contingent Liabilities.  Except as set forth on Schedule 8.11
                  ----------------------                          -------- ---
attached hereto, or as otherwise permitted in this Credit Agreement, none of the Borrowers shall, directly or indirectly (including, without limitation, by means of causing a bank to open a letter of credit), guarantee, endorse, contingently agree to purchase or to furnish funds for the payment or maintenance of, or otherwise be or become contingently liable upon or with respect to, the Indebtedness of any other Person, or guarantee the payment of dividends or other distributions upon the stock or other ownership interests of any other Person, or agree to purchase, sell or lease (as lessee or lessor) property, products, materials, supplies or services primarily for the purpose of enabling a debtor to make payment of its obligations or to assure a creditor against loss, except endorsements of negotiable instruments for deposit or collection in the ordinary course of business.

    Section 8.12  Liens.  None of the Borrowers shall create or suffer to exist
                  -----
any mortgage, pledge, security interest, conditional sale or other title retention agreement, lien, charge or encumbrance upon any of its assets, now owned or hereafter acquired, securing any Indebtedness (all such security being herein called "Liens"), except:

          (i) Liens securing Indebtedness permitted by Section 8.10 hereof;

          (ii) Liens provided for by the Security Documents;

          (iii)  Permitted Liens;

          (iv) Liens existing on the Closing Date and listed in Schedule 8.12
                                                                -------- ----
     hereof, and

          (v) the renewal, extension or refunding of any of the foregoing liens securing an amount not exceeding the amount thereof remaining unpaid immediately prior to such renewal, extension or refunding.

In addition, none of the Borrowers shall enter into or permit to exist any undertaking by it or affecting any of its properties whereby any of the Borrowers shall agree with any Person (other than the Lenders or the Agent) not to create or suffer to exist any Liens in favor of any other Person.

    As of the Closing Date, all Liens of any of the Borrowers, except for Permitted Liens and Liens permitted pursuant to clause (ii) above, are set forth on Schedule 8.12 attached hereto.
   -------- ----

    Section 8.13  Leases.  None of the Borrowers shall incur, assume or have
                  ------
outstanding any obligation to pay rent under leases (as lessee, guarantor or otherwise) except:

          (i) obligations under leases by one Subsidiary to another Subsidiary or the Company;

          (ii) obligations under leases of equipment and other real or personal property for use in the ordinary course of business; and

          (iii)  Capital Lease Obligations to the extent permitted by Section
     8.10 hereof.

    All leases in respect of real estate to which any of the Borrowers are a party as of the Closing Date are set forth on Schedule 8.13 attached hereto.
                                              -------- ----
The Company shall give prompt notice to the Agent of any leases entered into after the Closing Date.



    Section 8.14  Mergers, Acquisitions and Dispositions.
                  --------------------------------------

    (a) Except as set forth in Section 8.14(b), none of the Borrowers shall consolidate or merge with any Person, or sell, lease, license, assign, transfer or otherwise dispose of any part of its business, assets or rights; provided,
                                                                    --------
however, that, unless a Default or Event of Default has occurred and is
-------
continuing: (i) the Borrowers may make dispositions in the ordinary course of business (including dispositions of obsolete or worn-out property and other property reasonably determined by the management of the disposing entity to be not used or useful in its business); and (ii) the Company or a Subsidiary may merge with another wholly-owned Subsidiary Borrower or the Company provided that such wholly-owned Subsidiary Borrower or the Company shall be the surviving entity.

    (b) None of the Borrowers shall purchase or acquire assets from, or the business or assets of, any other Person, except: (i) the purchase of assets in the ordinary course of business as conducted on the Closing Date by the Borrowers; or (ii) the acquisition of all or any part of the business or assets of, or merger with any Representative Firm (a "Permitted Acquisition"), provided, however, that: (w) after giving pro forma effect to any such merger or
--------  -------
acquisition, (including the incurrence by any Borrower of any Indebtedness in connection therewith) (A) no Default or Event of Default shall have occurred and shall be continuing and (B) no Default shall occur under Article VIII D hereof as of the last day of the most recent Quarter (assuming for this purpose that the merger or acquisition was completed on the first day of the four Quarter period ending on such day); (x) prior to such merger or acquisition, the Borrowers shall have furnished to the Lenders the terms of such merger or acquisition, including a reasonably detailed description of such business or assets; (y) if the assets so acquired consist of stock of any Person, such Person acquired shall immediately agree to become a "Borrower" and "Subsidiary Borrower" in accordance with Section 8.08 hereof; and (z) after giving effect to such merger or acquisition, Guild will hold at least the same percentage of common or voting stock of the Company as he held prior to such merger or acquisition.

    Section 8.15  Investments.  Except as otherwise permitted in this Credit
                  -----------
Agreement, and except for Permitted Investments, investments by the Company in any Subsidiary Borrower, and long-term investments related to the business of the Borrowers in the aggregate amount outstanding at any time not to exceed $250,000, none of the Borrowers shall, directly or indirectly, make or permit to remain outstanding any advances, loans (other than advances to employees of the Borrowers made in the ordinary course of the Borrowers' business and not exceeding $200,000 in the aggregate), accounts receivable (other than accounts receivable arising in the ordinary course of business of the Borrowers, including, without limitation, any accounts receivable arising from the purchase of Contracts), or purchase or own any stocks, bonds, notes, debentures, interests or securities (including, without limitation, any interests in any partnership, joint venture or joint adventure), or guarantee any Indebtedness or other obligations of any Person except as expressly permitted by Section 8.11 of this Credit Agreement (all such transactions being herein called "Investments").

    Section 8.16  Restricted Payments.  None of the Borrowers shall, directly or
                  -------------------
indirectly, make any Restricted Payment, except that the Company may make Permitted Payments, and a Subsidiary may make dividend payments to the Company.

    Section 8.17  Business.
                  --------

    (a) None of the Borrowers shall engage in any business other than that of a Representative Firm.


    (b) The Company will not (i) permit any Subsidiary identified as "inactive" in Schedule 8.17(b) attached hereto or identified by the Company "inactive" in
   -------- -------
any written notice furnished to the Agent at any time after the date hereof to conduct or engage in any business or operations of any kind, to own any property other than its nominal capitalization and rights under immaterial agreements or contracts that do not require any payments by such Subsidiary, to incur or assume or permit to exist any Indebtedness or to make or permit to exist any Investment (other than Investments in nominal aggregate amounts), or (ii) create or acquire at any time after the date hereof any direct or indirect Subsidiaries other than Subsidiaries that are created or acquired (A) pursuant to or in connection with any Permitted Acquisitions, and (B) in compliance with Section
8.08 hereof.

    Section 8.18  Transactions with Affiliates.  None of the Borrowers shall
                  ----------------------------
effect any transaction with any of its Affiliates that is not a Borrower hereunder unless (i) the Lenders shall have received notice of any such transaction which exceeds $100,000 and (ii) any such transaction is entered into on a basis which is no less favorable to such Borrower than would be obtainable in connection with a comparable transaction at arms' length dealing with an unrelated third party.

    Section 8.19  Material Change to Corporate Structure.  None of the Borrowers
                  --------------------------------------
shall amend, modify or supplement any of the provisions of its charter or by-laws as presently in effect.

    Section 8.20  Issuance of Stock.
                  -----------------

    (a) The Borrowers shall not permit any Subsidiary to issue any shares of stock or other ownership interests in such Subsidiary if, after giving effect thereto, the percentage of ownership interests in such Subsidiary held by one or more of the Borrowers immediately prior to such issuance would be decreased.

    (b) In the event that an Event of Default has occurred and is continuing, the Company may not issue any shares of capital stock or other equity interest unless the net cash proceeds thereof are paid to the Lenders for application against the Obligations hereunder

    Section 8.21  Amendments or Termination of 1998 Subordinated Note Documents.
                  -------------------------------------------------------------
None of the Borrowers shall enter into, agree to or otherwise permit any amendment, supplement or other modification to any 1998 Subordinated Note Document.

    D.    Financial Covenants:
          -------------------

    Section 8.22  Total Leverage.  At all times during each of the periods
                  --------------
listed below, the Borrowers shall, on a consolidated basis, maintain a ratio of
(i) (a) Total Funded Debt, less (b) the aggregate amount of cash and Permitted
                           ----
Investments of the Borrowers in excess of $5,000,000 to (ii) EBITDA (measured for the immediately preceding four Quarters for which the most recent financial statements are required to be delivered pursuant to Section 8.01 hereof) of not more than the amount listed below opposite each such period:

               PERIOD                                   MAXIMUM
               ------                                   -------
               Closing Date - December 31, 1999         4.75:1
               January 1, 2000 - December 31, 2000      4.50:1
               January 1, 2001 - December 31, 2001      4.25:1
               January 1, 2002 and thereafter           4.00:1

    Section 8.23  Interest Coverage.  At all times during each of the periods
                  -----------------
listed below, the Borrowers shall, on a consolidated basis, maintain a ratio of
(i) EBITDA (measured for the immediately preceding four Quarters for which the most recent financial statements are required to be delivered pursuant to
Section 8.01 hereof) to (ii) Total Interest Expense of not less than the amount listed below opposite each such period:

               PERIOD                                   LIMIT
               ------                                   -----
               Closing Date - December 31, 1999         1.60:1

               January 1, 2000 - December 31, 2000      1.75:1
               January 1, 2001 and thereafter           2.00:1

    Section 8.24.  Senior Leverage.  At all times during the periods listed
                   ---------------
below, the Borrowers shall, on a consolidated basis, maintain a ratio of (i) Senior Debt to (ii) EBITDA (measured for the immediately preceding four Quarters for which the most recent financial statements are required to be delivered pursuant to Section 8.01 hereof) of not more than the amount listed below opposite such period:

               PERIOD                                   LIMIT
               ------                                   -----
               Closing Date - December 31, 1999         2.00:1
               January 1, 2000 - December 31, 2000      1.85:1
               January 1, 2001 and thereafter           1.75:1


    Section 8.25  Fixed Charge Coverage.  At all times, the Borrowers shall, on
                  ---------------------
a consolidated basis, maintain a Fixed Charge Coverage of not less than 1.05 to 1.

    Section 8.26  Aggregate Contract Value.  At all times, the Borrowers shall,
                  ------------------------
on a consolidated basis, maintain an aggregate Contract Value for all of the Borrowers' Contracts of not less than $150,000,000.

    Section 8.27  Capital Expenditures.  The Borrowers shall not, on a
                  --------------------
consolidated basis, make Capital Expenditures for any fiscal year (commencing with the fiscal year ending December 31, 1998) in excess of the sum of (i) $1,750,000 and (ii) the difference, if any, between $1,750,000 and the aggregate amount of Capital Expenditures for the immediately preceding fiscal year.

                                   ARTICLE IX

                                    DEFAULTS
                                    --------

    Section 9.01  Events of Default.  If any one of the following events shall
                  -----------------
occur and be continuing (each, an "Event of Default"):

    (a) Failure of the Borrowers to pay when due any amount payable pursuant to the Credit Documents; or

    (b) Failure by any of the Borrowers to perform or observe any of the terms or provisions of this Credit Agreement (other than Sections 8.01, 8.02, 8.03, 8.05, 8.06, 8.07, and 8.08, but including Section 8.01(g) hereof);or

    (c) Failure by any Borrower to perform or observe any of the terms or provisions of Sections 8.01 (excluding Section 8.01(g)), 8.02, 8.03, 8.05, 8.06,
8.07 or 8.08 hereof or failure by any of the Borrowers to perform or observe any of the terms or provisions contained in the other Credit Documents to which it is a party (and not referred to in paragraph (b) above), and such failure continues unremedied for 30 days; or

    (d) Any representation or warranty contained in any of the Credit Documents, or in any certificate, statement or other document furnished to the Lenders or the Agent pursuant thereto (including, without limitation, any amendment to any of the foregoing), or any certification made or deemed to have been made by any Borrower to the Agent or any Lender hereunder, shall prove to have been incorrect in any material respect, when made or deemed made, or

    (e) A default shall have occurred and be continuing beyond any applicable grace period under any Indebtedness of any Borrower which Indebtedness has an outstanding balance exceeding $200,000, and such default shall be sufficient to permit the holder or holders of such Indebtedness (or a trustee or agent on its or their behalf) to accelerate the maturity thereof or to enforce any Lien provided for by such Indebtedness, or such Indebtedness shall become due by its terms and shall not be promptly paid or extended; or

    (f) (i) any default or event of default shall occur under any 1998 Subordinated Note Document, (ii) any holder or holders of any 1998 Subordinated Note (or any representatives of any such holders) shall exercise, purport to exercise, give any notice of its intention to exercise, or become entitled by the terms of any 1998 Subordinated Note Document to exercise (A) any right to accelerate any 1998 Subordinated Note or (B) any right to require any payment, prepayment, purchase, repurchase, redemption, retirement, acquisition or defeasance of any 1998 Subordinated Note not permitted by this Credit Agreement, or (iii) any Borrower shall make, offer to make or become obligated to make or offer to make any payment, prepayment, purchase, repurchase, redemption, retirement, acquisition or defeasance of any 1998 Subordinated Note not permitted by this Credit Agreement, including any optional prepayment or repurchase thereof, or any prepayment or repurchase thereof upon a change in control or upon a sale of assets;

    (g) Any Borrower shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) admit in writing its inability, or be generally unable, to pay its debts as they become due,
(iii) make a general assignment for the benefit of creditors, (iv) be adjudicated a bankrupt or insolvent, (v) commence a voluntary case under the Federal bankruptcy laws (as now or hereafter in effect), (vi) file a petition seeking to take advantage of any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, (vii) acquiesce in writing to, or fail to controvert in a timely and appropriate manner, any petition filed against any

Borrower in any involuntary case under such bankruptcy laws, or (viii) take any action for the purpose of effecting any of the foregoing; or

    (h) A case or other proceeding shall be commenced, without the application, approval or consent of any Borrower, in any court of competent jurisdiction, seeking the liquidation, reorganization, dissolution, winding up, or composition or readjustment of debts of any Borrower, the appointment of a trustee, receiver, custodian, liquidator or the like of such Borrower or of all or any substantial part of its assets, or any other similar action with respect to such Borrower under the laws of bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of 45 consecutive days, or an order for relief against any Borrower shall be entered in an involuntary case under the Federal bankruptcy laws (as now or hereafter in effect); or

    (i) A judgment for the payment of money in excess of $200,000 shall be rendered against any Borrower and such judgment shall remain unsatisfied and in effect for any period of 30 consecutive days without a stay of execution or (if a stay is not provided for by applicable law) without having been fully bonded, or

    (j) (i) Any Termination Event shall occur; (ii) any Accumulated Funding Deficiency, whether or not waived, shall exist with respect to any Plan; (iii) any Person shall engage in any Prohibited Transaction involving any Plan; (iv) one or more of the Borrowers in "default" (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a multiemployer Plan resulting from such Borrower's complete or partial withdrawal (as described in Section 4203 or 4205 of ERISA) from such Plan; (v) any of the Borrowers shall fail to pay when due an amount which is payable by it to the PBGC or to a Plan under Title IV of ERISA;
(vi) a proceeding shall be instituted by a fiduciary of any Plan against any of the Borrowers to enforce Section 515 of ERISA and such proceeding shall not have been dismissed within 30 days thereafter, or

    (k) Guild shall cease to own (beneficially or directly) stock of the Company having at least 10.75% of the votes that may be cast by the holders of all classes of stock of the Company; or

    (l) Guild shall cease to be a trustee of the ESOP or the Stock Growth Plan, unless a determination is made by the Board of Directors of the Company that the removal of Guild is prudent, in which case the Board of Directors shall immediately notify the Lenders in writing describing the nature and circumstances giving rise to such determination; or

    (m) Guild shall cease to perform services in his current capacities with the

Company and a replacement employee satisfactory to the Majority Lenders is not hired by the Company within 180 days.

    THEREUPON, the Majority Lenders may direct the Agent to do any one or more of the following: (i) by notice to the Borrowers, terminate the Revolving Credit Commitments of the Lenders hereunder (if then outstanding), (ii) declare the unpaid principal of and accrued interest on the Notes, and all other amounts payable hereunder, to be forthwith due and payable, whereupon the same shall be and become forthwith due and payable, without presentment or demand for payment, notice of nonpayment, protest or further notice or demand of any kind, all of which are hereby expressly waived by the Borrowers, provided, however, that the
                                                    --------  -------
Revolving Credit Commitments hereunder shall forthwith terminate and the unpaid principal of and accrued interest on the Notes, and all other amounts payable hereunder, shall automatically become due and payable upon the occurrence of any event specified in clauses (g) or (h) above without any such notice or other action, all of which are hereby expressly waived by the Borrowers, and (iii) exercise any or all of the rights of the Agent or the Lenders under the Credit Documents or under applicable law (including all rights as a secured party, for the benefit of the Lenders, under the Security Documents).

                                   ARTICLE X

                                   THE AGENT
                                   ---------

    Section 10.01  Appointment, Powers and Immunities.
                   ----------------------------------

    (a) Each Lender hereby appoints and authorizes the Agent to act as its agent hereunder with such powers as are specifically delegated to the Agent by the terms of the Credit Documents, together with such other powers as are reasonably incidental thereto. The Agent shall not have any duties or responsibilities except those expressly set forth in the Credit Documents and shall not be a trustee for any Lender. The Agent shall not be responsible to any of the Lenders for any recitals, statements, representations or warranties contained in any of the Credit Documents, or in any certificate or other document referred to or provided for in, or received by, any of the Lenders under the Credit Documents, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of the Credit Documents (including, without limitation, for the creation or perfection of any security interests granted by the Security Documents) or any other document referred to or provided for therein or for any failure by the Borrowers to perform any of their obligations thereunder. The Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Neither the Agent nor any of its directors, officers, employees or agents shall be liable or responsible for any action taken or omitted to be taken by it or them hereunder or under the

Security Documents or in connection herewith or therewith, except for its or their own gross negligence or willful misconduct.

    (b) Maintenance of Books and Records.  The Agent shall maintain books and
        --------------------------------
records in which shall be recorded: (i) the names and addresses of the Lenders and the Revolving Credit Commitments of, and the principal amount of Obligations owing to, each Lender from time to time; (ii) all other appropriate debits and credits as provided in this Credit Agreement, including, without limitation, all interest, fees (including attorneys' fees and disbursements to the extent reimbursable hereunder), expenses, charges and other Obligations; and (iii) all payments of Obligations made by the Borrowers or for the Borrowers' account.
All entries in such books and records shall be made in accordance with the Agent's customary accounting practices as in effect from time to time. The Agent will render periodic statements to the Borrowers detailing all relevant transactions for billing purposes. Each and every such statement shall be deemed final, binding and conclusive upon the Borrowers in all respects as to all matters reflected therein, unless the Borrowers, within 15 days after the date such statement is rendered, delivers to the Agent written notice of any objections which the Borrowers may have to any such statement. In that event, only those items expressly objected to in such notice shall be deemed to be disputed by the Borrowers. Notwithstanding the foregoing, the Agent's entries in the books and records evidencing Loans and other financial accommodations made from time to time shall be final, binding and conclusive upon the Borrowers as to the existence and amount of the Obligations recorded in such books and records.

    Section 10.02  Reliance by Agent By Lenders.  The Agent shall be entitled to
                   ----------------------------
rely upon any certification, notice or other communication (including any received by telephone, telex, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Agent. As to any matters not expressly provided for by this Credit Agreement, the Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder or thereunder in accordance with instructions given by the Majority Lenders. Any instructions given by the Majority Lenders to the Agent and any action taken or not taken pursuant thereto shall be binding on all of the Lenders, and no Lender shall take any action or exercise any rights under any of the Credit Documents which is inconsistent with any instructions given to the Agent by the Majority Lenders.

    Section 10.03  No Knowledge of Defaults.  The Agent shall not be deemed to
                   ------------------------
have knowledge of the occurrence of a Default or Event of Default unless the Agent has received notice from a Lender or the Borrowers specifying such Default or Event of Default and stating that such notice is a "Notice of Default". In the event that the Agent receives such a notice of the occurrence of a Default or Event of Default, the Agent shall give prompt notice thereof to the Lenders. The Agent shall (subject to Section 10.07 hereof) take such action with respect to such Default or Event of Default as shall be reasonably directed by the Majority Lenders, provided that, unless and until the Agent shall have received such directions, the Agent may take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

    Section 10.04  Rights as a Lender.  With respect to its Revolving Credit
                   ------------------
Commitment and the Loans made by it, BankBoston, N.A., in its capacity as a Lender hereunder, shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include BankBoston, N.A. in its individual capacity. BankBoston, N.A. and its Affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with the Borrowers and any of their Affiliates as if it were not acting as Agent, and BankBoston, N.A. and its Affiliates may accept fees and other consideration from the Borrowers for services in connection with this Agreement or otherwise without having to account for the same to the Lenders.

    Section 10.05  Indemnification.  The Lenders agree to indemnify the Agent,
                   ---------------
ratably in accordance with the aggregate principal amount of the Obligations held by the Lenders (or, if no Loans are at the time outstanding, ratably in accordance with their respective Commitment Percentages), for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Agent, in any way relating to or arising out of the Credit Documents or any other documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby (including, without limitation, the costs and expenses which the Borrowers are obligated to pay under Sections 11.03 and 11.04 hereof) or the enforcement of any of the terms hereof or of any such other documents, provided, however, that
                                                        --------  -------
no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Agent.

    Section 10.06  Non-Reliance on Agent and Other Lenders.  Each Lender agrees
                   ---------------------------------------
that it has, independently and without reliance on the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrowers and the decision to enter into this Credit Agreement, and that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under the Credit Documents or any other document contemplated by or referred to herein. The Agent shall not be required to keep itself informed as to the performance or observance by the Borrowers of the provisions of this Credit Agreement or to inspect the properties or books of the Borrowers. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of the Borrowers (or any of their Affiliates) which may come into the possession of the Agent or any of its Affiliates; provided, however, that the Agent shall deliver to the Lenders copies of any
--------  -------
documents or writings received by the Agent pursuant to Section 6.01 hereof.

    Section 10.07  Failure to Act.  Except for action expressly required of the
                   --------------
Agent hereunder, the Agent shall in all cases be fully justified in failing or refusing to act hereunder unless it shall be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

    Section 10.08  Resignation or Removal of Agent.  Subject to the appointment
                   -------------------------------
and acceptance of a successor Agent as provided below, the Agent may resign at any time by giving notice thereof to the Lenders and the Borrowers, and the Agent may be removed at any time with or without cause by the Majority Lenders. Upon any such resignation or removal, the Majority Lenders shall have the night to appoint a successor Agent. If no successor Agent she have been so appointed by the Majority Lenders and shall have accepted such appointment within 30 days after the retiring Agent has given notice of resignation or the removal of the retiring Agent by the Majority Lenders, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be a bank organized under the laws of the United States of America or any State having a combined capital and surplus of at least $100,000,000. Upon the acceptance of an appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After the retiring Agent's resignation or removal hereunder as Agent, the provisions of this Article X shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent.

    Section 10.09  Agency Fee.  So long as the Commitments are outstanding and
                   ----------
until payment in full of all Obligations hereunder, the Borrowers shall pay to the Agent an annual Agent's fee payable on the first Business Day of each calendar year in accordance with the terms of that certain letter dated of even date herewith. Such fees, once paid, shall be non-refundable.

                                   ARTICLE XI

                                 MISCELLANEOUS
                                 -------------

    Section 11.01  No Waiver, Confidentiality.
                   --------------------------

    (a) No failure on the part of the Agent or any Lender to exercise, and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Credit Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Credit Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

    (b) The Agent and each of the Lenders hereby acknowledge that the written information to be furnished to them by the Borrowers pursuant to this Credit Agreement and the documents related hereto may be non-public information. In addition to any duty of confidentiality imposed on the Agent or any Lender by applicable law, each of the Agent and each Lender hereby agrees that it will keep all such information expressly marked "Confidential" and furnished to it confidential in accordance with reasonable, customary, safe and sound banking practices, and will not knowingly make any disclosure to any other person of such information until the same she have become public, except (i) in connection with disputes arising out of this Credit Agreement or the Security Documents (including, without limitation, litigation involving the Borrowers, the Agent or the Lenders) and with the obligations of any of the Agent or such Lender under law or regulation, (ii) pursuant to subpoenas or similar process, (iii) to governmental authorities or examiners, (iv) to independent auditors or counsel,
(v) to any corporate Affiliate of any of the Agent or such Lender, or (vi) to any participant or proposed participant or assignee or proposed assignee hereunder so long as such participant or proposed participant or assignee or proposed assignee (a) is not in the same general type of business as the Borrowers on the date of such disclosure and (b) agrees in writing to accept such information subject to the restrictions provided in this Section 11.01(b). The Agent and the Lenders further agree to use such information solely for the purpose of their respective evaluations of the transactions contemplated hereby and their respective ongoing relationships with the Borrowers. Neither the Agent nor any Lender shall be liable or responsible for the breach or violation of this Section 11.01(b) which breach or violation is caused by any other Person (including any other Lender).

    Section 11.02  Notices.  All notices and other communications provided for
                   -------
herein shall be by telegraph, cable or in writing and telecopied, telegraphed, cabled, mailed or delivered to the intended recipient at the "Address for Notices"
specified in Schedule 11.02 attached hereto or at such other address as shall be
             -------- -----
designated by such party in a notice to each other party. Except as otherwise provided in Section 2.02 hereof, all notices and other communications hereunder shall be deemed to have been duly given when transmitted by telecopier, delivered to the telegraph or cable office, or personally delivered or, in the case of a mailed notice, four Business Days after the date deposited in the mails, postage prepaid, in each case given or addressed as aforesaid.

    Section 11.03  Expenses, Etc.  The Borrowers shall pay or reimburse each of
                   -------------
the Lenders and the Agent for: (i) the reasonable fees and expenses of Bingham Dana LLP incurred in connection with any amendment, modification or waiver of any of the terms of the Credit Documents or any other documents contemplated thereby or referred to therein; (ii) all reasonable costs and expenses of the Lenders and the Agent (including reasonable attorneys' fees) incurred in connection with the enforcement of any of the Credit Documents or the other documents contemplated by or referred to herein; and (iii) all transfer, stamp, documentary or other similar taxes, assessments or charges levied by any governmental or revenue authority in respect of the Credit Document or any other document referred to herein.

    Section 11.04  Indemnification.  The Borrowers shall (to the fullest extent
                   ---------------
permitted by applicable law) indemnify the Agent, the Lenders and each Affiliate thereof and their respective directors, officers, employees, attorneys and agents from, and hold each of them harmless against, any and all losses, liabilities, claims or damages to which any of them may become subject, insofar as such losses, liabilities, claims or damages arise out of, or in any way relate to, or result from any actual or proposed use by the Borrowers of the proceeds of any of the Loans and/or the negotiation, execution, delivery or performance of the Credit Documents, or from any investigation, litigation or other proceeding (including any threatened investigation or proceeding) relating to the foregoing, and the Borrowers shall reimburse the Agent and each Lender, and each Affiliate thereof and their respective directors, officers, employees, attorneys and agents, upon demand, for any expenses (including legal fees) incurred in connection with any such investigation or proceeding (but excluding any such losses, liabilities, claims, damages, or expenses to the extent caused by action taken which constitutes the gross negligence or willful misconduct of the Person to be indemnified). If and to the extent that the obligations of the Borrowers under the preceding sentence may be unenforceable for any reason, the Borrowers shall make the maximum contribution to the payment and satisfaction of each of the losses, liabilities, claims, damages and expenses referred to above as may be permitted by applicable law.

    Section 11.05  Amendments, Etc.  No amendment or waiver of any provision of
                   ---------------
the Credit Documents, nor any consent to waive strict compliance with such provisions, shall in any event be effective unless the same shall be agreed or consented to in writing by the Majority Lenders, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent
                         --------  -------
shall, unless the same shall be in writing and signed by all the Lenders: (a) increase the Revolving Credit Commitment of any of the Lenders, extend the Commitment Termination Date, or subject the Lenders to any additional obligations; (b) reduce the principal of, or interest on, or fees with respect to, the Obligations; (c) postpone any date fixed for payment of principal of, or interest on, the Obligations or the Notes; (d) change the Commitment Percentages of any of the Lenders or the aggregate unpaid principal amount of the Obligations, or the number of Lenders which shall be required for the Lenders or any of them to take any action under this Credit Agreement; (e) release all or a significant portion of the Collateral; (f) modify the definition of Majority Lenders; or (g) change any provision contained in Section 4.03, Articles V or VI, Section 11.03 or this Section 11.05.

    Section 11.06  Successors and Assigns.
                   ----------------------

    (a) This Credit Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

    (b) The Borrowers may not sell or assign their rights or obligations hereunder or under the Notes without the prior consent of all of the Lenders and the Agent.

    (c) At any time after the Effective Date, any Lender or Lenders may, with the consent of the Agent and the Borrowers (not to be unreasonably withheld), sell a participation interest in a portion of its rights and obligations under such Lenders' Revolving Credit Commitment and Notes to one or more commercial banks or investment companies that enter into participations of the type contemplated by this Section 11.06 in the ordinary course of their business and that qualify as "accredited investors," as such term is defined under Regulation D under the Securities Act of 1933, as amended (each, a "Participant"), such Participant's rights against such Lender to be set forth in a participation agreement (a "Participation Agreement"); provided, however, that the aggregate
                                         --------  -------
amount of such participation must be in an amount not less than $5,000,000. All amounts payable by the Borrowers to any Lender under Article V hereof shall be determined as if such Lender had not sold any such participation and as if such Lender were funding all of its Revolving Credit Commitments and Loans in the same way that it is funding the Revolving Credit Commitments and Loans in which no participation have been sold. In no event shall a Lender that sells a participation agree to be obligated to the Participant under its Participation Agreement to refrain from taking any action hereunder or under any of such Lender's Notes, except that such Lender may agree in such Participation Agreement that it will not, without the consent of such Participant, agree to (i) extend the Commitment Termination Date, (ii) reduce the principal of, or interest on, the Obligations or under the Notes or any fees hereunder, (iii) postpone any date fixed for payment of the principal of, or interest on, the Obligations or under the Notes, or (iv) consent to any release of all or a significant portion of the Collateral. Any Lender selling a participation hereunder shall promptly notify the Borrowers, the other Lenders, and the Agent of the effectiveness thereof.

    (d) At any time after the Effective Date, a Lender or Lenders may assign a portion of their rights and obligations under such Lenders' Revolving Credit Commitments and Notes to one or more commercial banks (each, an "assignee") pursuant to an Assignment and Acceptance Agreement substantially in the form of

Exhibit M hereto (an "Assignment and Acceptance"); provided, however, that (i)
------- -                                          --------  -------
such Lenders shall have submitted in writing to the Borrowers and the Agent a request that each of the Borrowers and the Agent consent to the choice of the assignee, (ii) the Borrowers and the Agent shall have consented in writing to the choice of the assignee prior to the time of effectiveness of such assignment, such consent not to be unreasonably withheld, (iii) such assignment must be in an aggregate amount of not less than $5,000,000, and (iv) the parties to each assignment shall execute and deliver to the Agent, for its approval, acceptance and recording in the books and records maintained pursuant to Section 10.01(b) hereof, an Assignment and Acceptance, together with a processing and recordation fee of $2,500. Upon such execution, delivery, approval, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, (i) the assignee thereunder shall be a party hereto, and to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and under the Notes and (ii) the Lender assignors thereunder shall, to the extent that rights and obligations hereunder have been assigned by them pursuant to such Assignment and Acceptance, relinquish their rights and be released from their obligations hereunder and under the Notes. Any Lender making an assignment hereunder shall promptly notify the Borrowers of the effectiveness thereof In the event of any such assignment, the Borrowers shall, against receipt of the existing Notes of the assigning Lenders, issue new Notes to the assignee and, in the case of a partial assignment, to such assignors, in either case appropriately reflecting such assignment.

    (e) By executing and delivering an Assignment and Acceptance, the assignor thereunder and the assignee thereunder shall confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in, or in connection with, this

Credit Agreement or the Security Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Credit Agreement or the Security Documents or any other instrument or document furnished pursuant hereto; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrowers or the performance or observance by the Borrowers of any of their obligations under this Credit Agreement, the Security Documents or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Credit Agreement, together with copies of the financial statements referred to in Sections 7.04 and 8.01 hereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Agent, the assigning Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Credit Agreement; (v) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Credit Agreement and the Security Documents as are delegated to the Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto; and
(vi) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Credit Agreement and the Security Documents are required to be performed by it as a Lender.

    (f) The Agent shall retain a copy of each Assignment and Acceptance delivered to and accepted by it and shall record in its books and records the names and addresses of each Lender and the Revolving Credit Commitments of, and the principal amount of the Loans owing to, such Lender from time to time. The Borrowers, the Agent and the Lenders may treat each Person whose name is so recorded as a Lender hereunder for ail purposes of this Credit Agreement.

    (g) A Lender may furnish any information concerning any of the Borrowers in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants).

    (h) Notwithstanding anything in the foregoing to the contrary, each Lender may, without complying with any restrictions set forth in this Section 11.06, sell participations in or assign all or any part of its rights and obligations under such Lender's Revolving Credit Commitment under this Credit Agreement and the Notes to any Affiliate of such Lender or to any Federal Reserve Bank.

    Section 11.07  Survival.  The obligations of the Borrowers under Sections
                   --------
11.03 and 11.04, and the obligations of the Lenders under Section 10.05 hereof, shall survive the repayment of the Loans.

    Section 11.08  Joint and Several.  The Obligations of the Borrowers
                   -----------------
hereunder, including, without limitation, the liability of the Borrowers for the payment of all fees, costs, expenses, Additional Costs, and any compensation required to be paid pursuant to Section 5.04, constitute the joint and several obligation and liability of each of the Borrowers.

    Section 11.09  Senior Indebtedness.  The Obligations, including, without
                   -------------------
limitation, the obligations of the Borrowers to pay when due (whether at stated maturity, by acceleration or otherwise) the principal of and interest on the Loans to be made by the Lenders to the Borrowers pursuant to Section 2.01 hereof, and the obligations of the Borrowers with respect to Interest Rate Hedging Agreements, shall constitute "Senior Indebtedness" as such term is defined in all documents to which any Borrower shall be a party.

    Section 11.10  Conditions to Effectiveness.  This Credit Agreement shall
                   ---------------------------
become effective on the first day (the "Effective Date") on which (i) this Credit Agreement shall have been duly executed by the parties hereto and (ii) the conditions precedent to the initial extension of credit under Article VI hereof shall have been satisfied.

    Section 11.11  Counterparts.  This Credit Agreement may be executed in any
                   ------------
number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Credit Agreement by signing any such counterpart.

    SECTION 11.12  WAIVER OF JURY TRIAL.  THE BORROWERS HEREBY WAIVE TRIAL BY
                   --------------------
JURY IN ANY JUDICIAL PROCEEDING TO WHICH ANY OF THEM IS A PARTY INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THE CREDIT DOCUMENTS OR THE RELATIONSHIP ESTABLISHED HEREUNDER.

    Section 11.13  Entire Agreement.  The Credit Documents embody the entire
                   ----------------
agreement among the Borrowers and the Lenders and supersede all prior agreements, representations, understandings and courses of dealing, if any, relating to the subject matter hereof.

    Section 11.14  Governing, Law.  The Credit Documents shall be governed by,
                   --------------
and construed in accordance with, the law of The Commonwealth of Massachusetts.

    Section 11.15  Captions, Etc.  Captions, section headings and the table of
                   -------------
contents appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Credit Agreement.

                [remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Credit Agreement to be duly executed as of the day and year first above written.

 THE COMPANY:
                              INTEREP NATIONAL RADIO SALES, INC.


                         By: /s/ Marc G. Guild
                            ---------------------------------------
                         Name:   Marc G. Guild
                         Title:  President, Marketing Division

THE SUBSIDIARIES:

                         McGAVREN GUILD, INC.


                         By: /s/ William J. McEntee, Jr.
                            ----------------------------------------
                         Name:   William J. McEntee, Jr.
                         Title:  Vice President and
                                 Chief Financial Officer


                         D&R RADIO, INC.


                         By: /s/ William J. McEntee, Jr.
                            ----------------------------------------
                         Name:   William J. McEntee, Jr.
                         Title:  Vice President and
                                 Chief Financial Officer


                         CBS RADIO SALES, INC.


                         By: /s/ William J. McEntee, Jr.
                            ----------------------------------------
                         Name:   William J. McEntee, Jr.
                         Title:  Vice President and
                                 Chief Financial Officer

                         ALLIED RADIO PARTNERS, INC.


                         By: /s/ William J. McEntee, Jr.
                            ----------------------------------------
                         Name:   William J. McEntee, Jr.
                         Title:  Vice President and
                                 Chief Financial Officer


                         CABALLERO SPANISH MEDIA L.L.C.


                         By: /s/ William J. McEntee, Jr.
                            ----------------------------------------
                         Name:   William J. McEntee, Jr.
                         Title:  Vice President and
                                 Chief Financial Officer


                         CLEAR CHANNEL RADIO, LLC


                         By: /s/ William J. McEntee, Jr.
                            ----------------------------------------
                         Name:   William J. McEntee, Jr.
                         Title:  Vice President and
                                 Chief Financial Officer


THE ADMINISTRATIVE AGENT:

                         BANKBOSTON, N.A., as
                         Administrative Agent


                         By: /s/ Jay Michael MacKeen
                            ---------------------------------------
                         Name:   Jay Michael MacKeen
                         Title:  Vice President

THE LENDERS:

REVOLVING
CREDIT
COMMITMENT
----------

$5,000,000               BANKBOSTON, N.A., as Lender


                         By: /s/ Jay Michael MacKeen
                            ---------------------------------------
                         Name:   Jay Michael MacKeen
                         Title:  Vice President

$5,000,000               SUMMIT BANK, as Lender


                         By:  /s/ Kenneth Stoddard
                             ---------------------------------------
                         Name:   Kenneth Stoddard
                         Title:  Vice President


THE DOCUMENTATION AGENT


                         SUMMIT BANK, as Documentation Agent


                         By: /s/ Kenneth Stoddard
                            ---------------------------------------
                         Name:   Kenneth Stoddard
                         Title:  Vice President